UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2013

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 27

Financial Statements  page 67

Notes to Financial Statements  page 81

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

Seeks high total investment return through a combination of current income and capital appreciation

Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade.

Market Conditions

The 12-month period began with investor attention focused on the November 2012 U.S. presidential election. Soon afterward, fears that the U.S. economy would fall off the “fiscal cliff” took center stage, and investors sought to position themselves for the automatic tax hikes and spending cuts scheduled for January 1, 2013. Ultimately, Congress and the president struck an 11th-hour deal, which helped buoy the markets through the first quarter of 2013. During the second quarter of 2013, the Federal Reserve (the Fed) introduced volatility into the fixed-income markets by indicating a potential winding down of its monthly program of mortgage and U.S. Treasury bond purchases, known as quantitative easing (QE). The magnitude of the resulting selloff and the overall disruption to markets tightened financial conditions significantly. Based on the Fed’s announcement, investors anticipated the Fed would begin tapering QE following the central bank’s September policy meeting. However, the Fed surprised the financial markets and decided to delay action while softening its forward guidance. This announcement led to a rally in equities, emerging market currencies and fixed-income markets. The 12-month period ended September 30, 2013 concluded with renewed uncertainty surrounding Congressional budget and debt-ceiling discussions.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Core Plus Bond Fund returned -0.61%. The fund held up better than its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.68%.

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Explanation of Fund Performance

Security selection among investment grade corporate credits, particularly within the industrials sector, proved beneficial to fund return. Also, an overweight position in investment-grade credit, with a bias toward lower-rated investment grade securities and a focus on strong relative value, aided performance. Additionally, out-of-benchmark exposure to high-yield corporates and non-U.S.-dollar-denominated securities contributed strongly to performance. In particular, exposure to higher-rated high-yield credits was the largest contributor to relative performance. Within these quality categories, security selection among financials and industrials provided the bulk of the outperformance. Throughout the period, we opportunistically added to the fund’s non-U.S.-dollar holdings, rotating out of Spain and Italy and added to Portugal. These positions contributed positively to relative performance. In addition, an out-of-benchmark allocation to bank loans aided return. Within the commercial mortgage-backed securities sector, the fund focused on older-production, higher-rated, super-senior structures. These selections, coupled with an overweight allocation versus the benchmark, aided relative performance. Also within the securitized sector, the fund’s overweight allocation to front-end and high-quality asset-backed securities helped performance.

Meanwhile, a longer duration (price sensitivity to interest rate changes) position in U.S. Treasuries and agencies detracted from performance, as rates rose during the period. However, underweight allocations to these sectors slightly offset losses. Within the government sector, the fund continued to have a significant overweight in the long end of the yield curve (a curve that shows the relationship among bonds yields across the maturity spectrum). In addition, the fund had a significant underweight position in mortgage-backed securities relative to the benchmark. Overall, the fund had a bias toward higher-coupon issues in order to capture incremental yield. Nevertheless, this sector detracted from relative performance during the period. The fund’s small allocation to emerging market Yankee corporate bonds (U.S.-dollar-denominated bonds issued by a non-U.S. entity) detracted from relative performance, particularly those issued by Mexican homebuilders.

Outlook

We believe the fund is well positioned to benefit from the ongoing recovery in higher-risk markets in a more range-bound interest rate environment. Going forward, we expect continued slow improvement from peripheral European countries as the European Central Bank and European Union focus on economic recovery, fiscal stabilization and banking reform. We believe Portugal is positioned to benefit the most as investors move back into the higher-yielding markets. While nominal duration remains long versus the market, we have been managing empirical duration (a duration calculation using historical market-based bond prices and Treasury yields) to be slightly short versus the market.

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LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30, 2013

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Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 11/7/73)
NAV	-0.61%	9.49%	6.26%	—%
With 4.50% Maximum Sales Charge	-5.10	8.48	5.77	—

Class B (Inception 9/13/93)
NAV	-1.32	8.67	5.48	—
With CDSC[1]	-6.03	8.38	5.48	—

Class C (Inception 12/30/94)
NAV	-1.36	8.68	5.48	—
With CDSC[1]	-2.30	8.68	5.48

Class N (Inception 2/1/13)
NAV	—	—	—	-2.02

Class Y (Inception 12/30/94)
NAV	-0.35	9.78	6.54	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	-1.68	5.41	4.59	-1.12

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy

Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions.

Market Conditions

Central bank policy was the primary force driving markets during the 12-month period ended September 30, 2013. Fiscal issues took center stage early in the period, as investors worried about the “fiscal cliff” of federal tax hikes and spending cuts scheduled to commence on January 1, 2013. Following a last-minute deal that prevented the worst of the fiscal cliff, investor optimism surged at the beginning of 2013. But for much of 2013’s second quarter, the credit markets struggled as the Federal Reserve (the Fed) indicated it might begin tapering its monthly asset purchase program. This led to increased market volatility and declining market liquidity, as investors feared interest rates would rise sooner rather than later. However, the Fed surprised the financial markets by announcing in September it would continue its current pace of bond buying. In response, markets rallied and liquidity improved late in the period. Elsewhere, 2013 opened with the collapse of Cyprus’s two largest banks. By the second quarter, the challenges in Europe, where the economic downturn appeared to stabilize, were overshadowed by an economic slowdown in China. Toward the end of the period, Fed announcements, coupled with weak global growth expectations, triggered foreign market volatility.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles High Income Fund returned 6.27%. The fund underperformed its benchmark, Barclays U.S. Corporate High-Yield Bond Index, which returned 7.14% for the period.

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Explanation of Fund Performance

An underweight position in high-yield industrials weighed on the fund’s relative performance. Weaker-than-expected production and rumors of restructuring at a Brazilian oil and gas company led the sector’s declines. Poor performance in the consumer cyclical and communication sectors, as well as positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), also detracted from relative return. In addition, a slight overweight position in emerging markets dragged down performance. Positions in Mexico’s homebuilding industry declined due to uncertainty surrounding government policies on housing construction and development. An out-of-benchmark allocation to non-U.S.-dollar-denominated securities detracted from relative performance. Currency exposure to the Brazilian real, Mexican peso and Philippine peso also weighed on results. The fund’s forward contracts, used to hedge currency, performed poorly during the period.

The fund’s position in convertible securities was the strongest contributor to return. Selections within the technology, American automotive and homebuilding sectors generally bolstered results. Underweight positions in high yield also aided relative return. Security selection in the financial and utilities industries contributed modestly to results. In addition, an out-of-benchmark allocation to residential mortgage-backed securities (RMBS) aided portfolio performance. Out-of-benchmark positions in both preferred and common stock also generally increased return as the equity markets surged throughout much of the quarter.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal

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LOOMIS SAYLES HIGH INCOME FUND

duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30 2013

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Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	6.27%	11.02%	8.09%	—%
With 4.50% Maximum Sales Charge	1.42	10.00	7.59	—

Class B (Inception 9/20/93)
NAV	5.66	10.19	7.30	—
With CDSC[1]	0.66	9.92	7.30	—

Class C (Inception 3/2/98)
NAV	5.46	10.23	7.30	—
With CDSC[1]	4.46	10.23	7.30	—

Class Y (Inception 2/29/08)
NAV	6.56	11.26	—	8.16

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[2]	7.14	13.53	8.86	10.47

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA, CIC	Class A	LSIAX
David W. Rolley, CFA	Class C	LSICX
Lynda L. Schweitzer, CFA	Class Y	LSIYX
Loomis, Sayles & Company, L.P.

Objective

Seeks high total return through a combination of high current income and capital appreciation

Strategy

Under normal market conditions, the Fund expects to invest at least 80% of its net assets in fixed income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States, including issuers located in emerging market countries. The Fund invests primarily in investment-grade fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities.

Market Conditions

Central bank policy was the primary force driving financial markets during the 12-month period ended September 30, 2013. Bond purchasing programs by the Federal Reserve (the Fed) and the European Central Bank (ECB) drove down yields in most markets during 2012 and the first few months of 2013. This caused investors to search for returns in the corporate credit markets, where balance sheets were improving despite slow aggregate macroeconomic growth. As a result, investment-grade corporates finished 2012 and began 2013 performing quite well as spreads tightened in the United States, the UK and the euro zone. This “risk-on” environment favored lower quality issues and emerging markets. The tide began to change during 2013’s second quarter, when the Fed indicated it might begin tapering its asset purchase program, causing credit markets to reverse course. The Fed’s announcement increased market volatility and reduced market liquidity, affecting emerging markets in particular, which gave back substantial portions of recent gains. However, the Fed surprised financial markets by announcing in September it would continue its current pace of bond buying. The Fed’s “dovish” surprise provided relief to some riskier currencies and bonds through the end of the period.

European economic indicators generally remained soft but improved late in the period, as the euro zone slowly started climbing out of its second recession since 2008. Disinflationary pressures from the peripheral countries remained, with headline inflation below the European Central Bank’s 2.0% target. The ECB has stuck to its forward guidance that rates would stay low for an “extended period.”

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Overall, global economic data continued to improve. Although China’s economic slowdown stabilized, we believe China will be held back by its efforts to deleverage. China remains saddled with too much bad credit, monetary policy has been restrained and market reforms have been complex.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles International Bond Fund returned -2.62%. The fund held up better than its benchmark, the Barclays Global Aggregate ex-US Dollar Bond Index, which returned -3.39%.

Explanation of Fund Performance

Security selection, sector allocation decisions and active currency exposures generally accounted for the fund’s performance advantage over its benchmark. From a currency perspective, underweight allocations to the Australian dollar and the Japanese yen aided performance. Overweight exposure to South Korea’s won and an out-of-benchmark position in Uruguay’s peso also contributed positively. In addition, our preference for corporates over government issues proved beneficial, as did security selection within the corporate sector. Specifically, holdings in the U.S. banking and basic industry areas and in the European banking and communication sectors helped performance. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) was an additional source of return. Notably, euro-denominated Treasuries, which had an overall longer-than-benchmark duration (price sensitivity to interest rate changes), were particularly helpful.

Country allocation detracted from relative performance, largely due to underweight positions in euro markets and overweight positions in Norway and Singapore. Additionally, overweight currency exposures to the British pound and the Malaysian ringgit, along with an underweight allocation to the euro, weighed on performance. Selections among U.K. corporates also dragged down relative performance.

Outlook

We believe the credit cycle is in the early stage of expansion. Credit fundamentals appear strong, but they may be peaking as profit margins come under modest pressure. Bond yields should rise as the global economy improves, but this may come in fits and starts. We also expect the pace of growth to be inconsistent. We recognize the credit cycle may not advance exactly as we expect, but we do expect corporate bonds will continue to outperform Treasuries. We therefore remain comfortable continuing to overweight the corporate sector, seeking companies with strong fundamentals and favorable risk/reward profiles Concerns surrounding slow growth in China have made us increasingly cautious of non-Japan Asian currencies, and we have decreased the fund’s overweight. Recent volatility in emerging markets is restoring value, but careful security selection remains critical, as softer growth prospects, higher inflation and weaker terms of trade have challenged the asset class. Overall, we expect countries with the ability to implement major structural reforms to continue to outperform.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Growth of $10,000 Investment in Class A Shares3

February 1, 2008 (inception) through September 30, 2013

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Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	Since Inception

Class A (Inception 2/1/08)
NAV	-2.62%	6.85%	4.80%
With 4.50% Maximum Sales Charge	-6.99	5.87	3.95

Class C (Inception 2/1/08)
NAV	-3.27	6.07	4.01
With CDSC[1]	-4.21	6.07	4.01

Class Y (Inception 2/1/08)
NAV	-2.34	7.14	5.05

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	-3.39	4.80	3.38

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA	Class B	NELBX
Kurt Wagner, CFA, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

Seeks a high current return consistent with preservation of capital

Strategy

Invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Market Conditions

Mounting concerns about the timing of the Federal Reserve’s (the Fed’s) exit strategy from its program of monthly mortgage and U.S. Treasury securities purchases, known as quantitative-easing (QE), put downward pressure on agency mortgage-backed securities (MBS). Agency MBS outperformed Treasuries in spite of widening spreads (the yield difference between non-Treasury and Treasury securities) that occurred in the sector.

Despite bouts of volatility throughout the year, credit-sensitive assets, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), generally outperformed Treasuries with similar durations (price sensitivity to interest rate changes). After approaching 12-month highs in early July, CMBS spreads narrowed in the third quarter of 2013 and ended the period tighter than they were at the end of September 2012.

Since hitting record lows in May 2013, intermediate- and long-term U.S. Treasury yields increased on growing expectations that the Fed would scale back QE in September. Overall, the yield on the 10-year Treasury note increased nearly one percentage point during the 12-month period ended September 30, 2013. However, following its September policy meeting, the Fed surprised the financial markets by announcing it was taking no immediate action, which led to a rally in the fixed-income markets at the end of the period.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned -0.81%. The fund underperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which was flat, with a 0.00% return for the same period.

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Explanation of Fund Performance

Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) was the primary detractor from relative performance. Given the rise in rates during the period, longer-duration bonds experienced greater price depreciation relative to shorter-duration bonds. The bulk of the negative performance due to yield curve positioning came from the fund’s agency MBS allocation.

The fund’s CMBS holdings provided the largest positive contribution to relative performance during the period, as the sector outperformed U.S. government securities on a duration-adjusted basis (which considers a security’s return relative to similar-duration Treasuries). In addition, agency MBS, including mortgage pass-through securities and other structured bonds, performed well and contributed positively to performance. Similar to CMBS, ABS performed well during the period, outperforming Treasury and agency bonds. As a result, the fund’s modest allocation had a positive effect on relative performance.

Outlook

We believe the tight credit restrictions currently prevalent in the mortgage refinance market have the potential to provide agency MBS some relief during periods of declining interest rates. But, rising rates likely will have a negative effect on the agency MBS universe. We also expect ABS to benefit from solid underlying credit fundamentals, and we believe the sector offers attractive yield advantages. We believe CMBS spreads remain attractive, given the high quality of the bonds. As the commercial real estate market recovers, this sector should continue to offer attractive opportunities.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30, 2013

15  |

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	-0.81%	3.93%	3.45%
With 3.00% Maximum Sales Charge	-3.77	3.30	3.13

Class B (Inception 9/27/93)
NAV	-1.56	3.16	2.68
With CDSC[1]	-6.41	2.80	2.68

Class C (Inception 12/30/94)
NAV	-1.55	3.16	2.69
With CDSC[1]	-2.52	3.16	2.69

Class Y (Inception 3/31/94)
NAV	-0.56	4.20	3.70

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	0.00	2.60	3.16

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the(se) fund(s) is/are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$972.90	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00
Class B
Actual	$1,000.00	$969.10	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class C
Actual	$1,000.00	$969.90	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class N
Actual	$1,000.00	$974.40	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$2.23
Class Y
Actual	$1,000.00	$974.30	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.79%, 1.54%, 1.54%, 0.44% and 0.54% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$983.10	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$979.30	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$979.40	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$982.30	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,002.20	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$999.50	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class Y
Actual	$1,000.00	$1,003.80	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80% and 0.80% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$989.10	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$986.20	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$985.40	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class Y
Actual	$1,000.00	$991.20	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.83%, 1.58%, 1.58% and 0.57% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

21  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  22

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the performance of which lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance

23  |

was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance, although lagging in certain periods, was competitive when compared to its relevant performance benchmark and peer group.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was not significantly above its peer group median; and (2) the Fund’s net expense ratio was near or at the peer group median. The Trustees considered management’s proposals to institute lower expense caps and revised management fee schedules for the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund that will reduce their advisory fees and add an additional breakpoint to each of these Fund’s advisory fees.

|  24

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver, and that management had proposed to reduce the expense caps of the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund and to add an additional breakpoint to each of these Fund’s advisory fees. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•	Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance

25  |

programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.2% of Net Assets
Non-Convertible Bonds — 94.1%
	ABS Car Loan — 1.2%
$2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	$2,338,628
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,830,647
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,944,725
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,501,904
211,139	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	219,166
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,451,485
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,103,163
2,875,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,854,196

		16,243,914

	ABS Home Equity — 0.5%
474,020	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.719%, 2/25/2037(b)	461,825
368,005	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	375,998
6,662,126	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	5,955,294

		6,793,117

	ABS Other — 0.8%
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,787,489
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,485,775

		10,273,264

	Aerospace & Defense — 0.3%
2,370,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	2,352,225
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,661,300

		4,013,525

	Airlines — 0.3%
3,285,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,178,238
1,101,737	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,165,087

		4,343,325

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 2.1%
$1,300,000	Ford Motor Credit Co. LLC, 2.875%, 10/01/2018	$1,299,722
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,638,419
8,420,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	9,702,433
4,900,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	5,426,750
2,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	2,380,824

		27,448,148

	Banking — 5.9%
6,000,000	Ally Financial, Inc., 6.250%, 12/01/2017	6,416,088
8,150,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	8,394,500
3,950,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	3,651,672
12,345,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	12,370,431
5,015,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	5,386,266
6,665,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	6,515,038
3,795,000	Citigroup, Inc., 4.050%, 7/30/2022	3,685,761
1,405,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	1,557,643
1,355,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	1,538,594
3,555,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,710,126
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,667,096
2,890,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	3,405,880
6,090,000	Morgan Stanley, 5.750%, 1/25/2021	6,760,564
630,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	697,135
660,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	721,831
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,937,221
6,220,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	6,106,485

		77,522,331

	Chemicals — 2.0%
7,355,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	6,693,050
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,300,082
575,000	Methanex Corp., 5.250%, 3/01/2022	596,446
5,360,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	4,984,800
1,380,000	Olin Corp., 5.500%, 8/15/2022	1,373,100
4,190,000	PolyOne Corp., 5.250%, 3/15/2023, 144A	3,959,550
840,000	RPM International, Inc., 3.450%, 11/15/2022	785,549
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,196,301

		26,888,878

	Collateralized Mortgage Obligations — 0.3%
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,603,230

	Commercial Mortgage-Backed Securities — 4.1%
108,119	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(b)	109,391
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.793%, 4/10/2049(b)	1,869,238
292,880	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.846%, 6/11/2040(b)	297,325

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.336%, 12/10/2049(b)	$1,139,571
100,333	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	100,459
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,769,635
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.953%, 9/15/2039(b)	3,892,165
1,865,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,082,851
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.252%, 2/15/2041(b)	6,559,068
424,923	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.056%, 7/10/2038(b)	467,175
705,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	791,855
8,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,111,698
9,285,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(b)	10,298,968
3,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,298,632
2,300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,556,130
365,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.760%, 4/12/2049(b)	394,959
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,053,575
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,255,312
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.816%, 6/11/2042(b)	344,584
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.459%, 1/11/2043(b)	1,366,119
1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,097,868

		53,856,578

	Consumer Cyclical Services — 0.2%
2,165,000	Service Corp International, 5.375%, 1/15/2022, 144A	2,064,869

	Consumer Products — 0.4%
1,110,000	Avon Products, Inc., 4.600%, 3/15/2020	1,151,063
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,842,384

		4,993,447

	Diversified Manufacturing — 0.8%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,294,145
2,075,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	2,214,025
7,710,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	7,064,287

		10,572,457

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.0%
$1,460,000	AES Corp. (The), 7.375%, 7/01/2021	$1,606,000
3,395,000	FirstEnergy Corp., 2.750%, 3/15/2018	3,301,858
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,047,875
4,435,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	4,102,375
3,740,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,557,496

		13,615,604

	Entertainment — 0.1%
650,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	674,375

	Financial Other — 0.5%
7,920,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	6,811,200

	Food & Beverage — 1.1%
4,920,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	4,354,200
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,206,000
4,050,000	Post Holdings, Inc., 7.375%, 2/15/2022	4,257,562
1,070,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	1,124,838
3,555,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	3,812,738

		14,755,338

	Government Owned – No Guarantee — 7.0%
2,355,000	Abu Dhabi National Energy Co., 2.500%, 1/12/2018, 144A	2,307,900
6,745,000	CEZ AS, 5.625%, 4/03/2042, 144A	6,819,532
3,690,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	3,655,646
3,560,000	CNOOC Finance 2013 Ltd., 4.250%, 5/09/2043	3,046,082
3,255,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	3,170,282
4,945,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	5,420,956
665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	748,956
1,395,000	Ecopetrol S.A., 5.875%, 9/18/2023	1,450,800
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,085,011
13,680,000	Federal National Mortgage Association, 6.625%, 11/15/2030	18,285,441
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,265,850
13,790,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	10,756,200
3,675,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	3,077,776
7,260,000	Petrobras International Finance Co., 6.750%, 1/27/2041	7,020,558
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,225,125
1,290,000	Qtel International Finance Ltd., 3.875%, 1/31/2028, 144A	1,128,750
2,895,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	3,046,988
2,965,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	3,617,300
11,825,000	Tennessee Valley Authority, 3.500%, 12/15/2042	9,633,023

		91,762,176

	Healthcare — 1.1%
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,605,675
7,830,000	HCA, Inc., 7.500%, 2/15/2022	8,593,425
575,000	HCA, Inc., 7.500%, 12/15/2023	586,500
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,303,469

		14,089,069

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hybrid ARMs — 0.0%
$142,664	FHLMC, 5.926%, 11/01/2036(b)	$153,000
129,794	FNMA, 1.909%, 2/01/2037(b)	137,556

		290,556

	Independent Energy — 1.3%
4,036,000	Denbury Resources, Inc., 6.375%, 8/15/2021	4,288,250
5,035,000	Newfield Exploration Co., 5.750%, 1/30/2022	5,022,412
2,925,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,727,563
2,410,000	Range Resources Corp., 5.000%, 8/15/2022	2,331,675
2,605,000	SM Energy Co., 6.500%, 1/01/2023	2,657,100

		17,027,000

	Industrial Other — 2.0%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,472,200
3,620,000	CBRE Services, Inc., 5.000%, 3/15/2023	3,393,750
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,445,100
4,525,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	4,163,000
8,290,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	8,436,600

		26,910,650

	Media Cable — 0.7%
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021, 144A	3,777,600
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	3,009,475
499,000	Cox Communications, Inc., 5.450%, 12/15/2014	527,116
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,810,875

		10,125,066

	Media Non-Cable — 0.8%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,254,773
1,835,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	1,926,750
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,648,140

		10,829,663

	Metals & Mining — 2.5%
3,650,000	Alcoa, Inc., 6.150%, 8/15/2020	3,807,757
1,335,000	APERAM, 7.375%, 4/01/2016, 144A	1,339,405
1,280,000	APERAM, 7.750%, 4/01/2018, 144A	1,260,800
6,535,000	ArcelorMittal, 7.250%, 3/01/2041	5,979,525
485,000	ArcelorMittal, 7.500%, 10/15/2039	459,538
4,110,000	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018, 144A	3,972,089
3,075,000	Goldcorp, Inc., 2.125%, 3/15/2018	2,996,308
7,030,000	Plains Exploration & Production Co., 6.875%, 2/15/2023	7,539,675
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023, 144A	1,361,912
3,440,000	United States Steel Corp., 7.375%, 4/01/2020	3,526,000

		32,243,009

	Mortgage Related — 10.3%
6,850,718	FHLMC, 3.000%, with various maturities from 2026 to 2043(d)	6,777,537
26,207,953	FHLMC, 3.500%, with various maturities from 2042 to 2043(c)(d)	26,620,986
9,652,148	FHLMC, 4.000%, with various maturities from 2041 to 2043(d)	10,094,415

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$2,308,151	FHLMC, 4.500%, with various maturities from 2034 to 2039(d)	$2,456,042
348,959	FHLMC, 5.000%, 8/01/2035	377,038
4,978,673	FHLMC, 5.500%, with various maturities from 2018 to 2040(d)	5,376,526
39,277	FHLMC, 6.000%, 6/01/2035	43,367
9,684,103	FNMA, 3.000%, with various maturities from 2027 to 2042(d)	9,511,963
8,849,530	FNMA, 3.500%, with various maturities from 2026 to 2042(d)	9,030,464
15,813,237	FNMA, 4.000%, with various maturities from 2040 to 2043(d)	16,593,626
10,710,072	FNMA, 4.500%, with various maturities from 2039 to 2041(d)	11,455,742
8,493,108	FNMA, 5.000%, with various maturities from 2033 to 2037(d)	9,229,279
3,294,316	FNMA, 5.500%, with various maturities from 2036 to 2038(d)	3,586,959
1,610,207	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	1,767,777
67,726	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	75,970
67,337	FNMA, 7.000%, with various maturities in 2030(d)	75,359
81,523	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	95,454
7,130,000	FNMA (TBA), 2.500%, 10/01/2028(e)	7,170,106
13,340,000	FNMA (TBA), 3.500%, 11/01/2043(e)	13,535,932
1,419,016	GNMA, 5.500%, with various maturities from 2038 to 2039(d)	1,554,794
233,763	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	258,313
168,321	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	188,768
151,386	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	169,703
45,689	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	51,861
12,316	GNMA, 8.000%, 11/15/2029	12,594
54,129	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	55,132
3,593	GNMA, 9.000%, with various maturities in 2016(d)	3,641
6,062	GNMA, 11.500%, with various maturities in 2015(d)	6,100

		136,175,448

	Non-Captive Consumer — 1.5%
1,100,000	SLM Corp., MTN, 6.000%, 1/25/2017	1,166,000
15,785,000	SLM Corp., MTN, 6.250%, 1/25/2016	16,811,025
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	31,200
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	118,119
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,279,712

		19,406,056

	Non-Captive Diversified — 2.0%
6,290,000	General Electric Capital Corp., 5.300%, 2/11/2021	6,840,866
7,290,000	International Lease Finance Corp., 3.875%, 4/15/2018	7,043,962
3,950,000	International Lease Finance Corp., 5.750%, 5/15/2016	4,188,110
7,215,000	International Lease Finance Corp., 6.250%, 5/15/2019	7,575,750

		25,648,688

	Oil Field Services — 2.6%
3,165,000	Nabors Industries, Inc., 4.625%, 9/15/2021	3,181,196
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,716,606
5,895,000	Nabors Industries, Inc., 5.100%, 9/15/2023, 144A	5,988,041
6,950,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	6,950,000
1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,603,146
2,430,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	2,357,100

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — continued
$9,245,000	Transocean, Inc., 6.500%, 11/15/2020	$10,319,694

		34,115,783

	Packaging — 0.4%
3,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	3,103,062
2,515,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	2,634,463

		5,737,525

	Paper — 1.9%
1,785,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	1,734,076
3,045,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	3,023,249
1,111,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,355,778
3,535,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	4,441,664
5,441,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	6,885,580
2,850,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	3,664,430
4,015,000	Rock Tenn Co., 4.000%, 3/01/2023	3,890,025

		24,994,802

	Pharmaceuticals — 1.2%
11,450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	11,908,000
130,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	135,200
3,170,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	3,352,275

		15,395,475

	Pipelines — 1.7%
8,665,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	8,696,723
1,030,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	1,087,326
4,960,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	5,379,184
8,510,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	7,361,150

		22,524,383

	Property & Casualty Insurance — 0.3%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,547,304

	Refining — 1.2%
5,620,000	Ecopetrol S.A., 7.375%, 9/18/2043	6,083,650
3,110,000	Phillips 66, 5.875%, 5/01/2042	3,266,766
7,975,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	6,516,165

		15,866,581

	Retailers — 0.9%
8,475,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	8,716,961
4,205,000	SACI Falabella, 3.750%, 4/30/2023, 144A	3,731,938

		12,448,899

	Sovereigns — 2.3%
5,598,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	6,121,413
5,160,000	South Africa Government International Bond, 5.875%, 9/16/2025	5,424,450
18,775,000	Spain Government International Bond, 4.000%, 3/06/2018, 144A	19,081,032

		30,626,895

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarket — 0.5%
$6,685,000	Delhaize Group S.A., 4.125%, 4/10/2019	$6,971,606

	Technology — 1.5%
5,939,000	Audatex North America, Inc., 6.000%, 6/15/2021, 144A	6,057,780
5,220,000	Baidu, Inc., 3.500%, 11/28/2022	4,773,768
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,252,800
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,171,824
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	3,590,821
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	70,190
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	411,930

		19,329,113

	Textile — 0.1%
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,167,188

	Tobacco — 0.7%
8,005,000	Reynolds American, Inc., 7.250%, 6/15/2037	9,258,719

	Treasuries — 19.0%
8,770,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	12,813,658
6,495,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	51,899,315
224,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	5,157,556
300,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	7,751,493
5,540,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	6,505,479
19,285,000	Portugal Obrigacoes do Tesouro OT, 5.650%, 2/15/2024, 144A, (EUR)	23,506,839
1,720,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	2,577,627
8,910,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	13,519,893
8,265,000	U.S. Treasury Bond, 2.750%, 8/15/2042	6,850,908
4,360,000	U.S. Treasury Bond, 3.125%, 2/15/2043	3,906,290
7,135,000	U.S. Treasury Bond, 3.625%, 8/15/2043	7,052,505
21,435,000	U.S. Treasury Bond, 3.750%, 8/15/2041	21,790,006
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,037,870
77,000,000	U.S. Treasury Note, 0.375%, 6/30/2015	77,129,360
5,260,000	U.S. Treasury Note, 1.625%, 8/15/2022	4,900,016

		249,398,815

	Wireless — 4.2%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,433,167
6,225,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	6,816,375
7,205,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	7,036,900
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,779,130
3,780,000	Softbank Corp., 4.500%, 4/15/2020, 144A	3,632,580
13,110,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,700,675
4,825,000	Verizon Communications, Inc., 3.650%, 9/14/2018	5,084,069
13,845,000	Verizon Communications, Inc., 6.550%, 9/15/2043	15,630,133

		55,113,029

	Wirelines — 4.8%
5,757,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(f)	5,382,795
6,810,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	6,094,950

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$2,065,000	CenturyLink, Inc., 5.625%, 4/01/2020	$2,015,956
4,275,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	3,933,000
11,153,000	Embarq Corp., 7.995%, 6/01/2036	11,354,546
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,496,250
5,050,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,580,250
2,420,000	Frontier Communications Corp., 8.750%, 4/15/2022	2,643,850
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	406,700
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,120,994
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	4,950,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,125,027
986,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,009,627
6,344,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	5,582,720
5,910,000	Windstream Corp., 7.500%, 4/01/2023	5,836,125

		62,532,790

	Total Non-Convertible Bonds (Identified Cost $1,252,095,435)	1,238,009,888

Convertible Bonds — 0.1%
	Wirelines — 0.1%
13,238,400	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A (MXN)(f)(g)(h)(i) (Identified Cost $1,325,671)	1,513,625

	Total Bonds and Notes (Identified Cost $1,253,421,106)	1,239,523,513

Senior Loans — 3.4%
	Automotive — 0.5%
1,163,947	Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.750%, 4/27/2020(b)	1,163,947
4,840,675	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	4,886,081

		6,050,028

	Building Materials — 0.2%
3,000,000	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(b)	2,974,500

	Chemicals — 0.3%
4,178,005	Axalta Coating Systems US Holdings, Inc., Term Loan, 4.750%, 2/03/2020(b)	4,189,745

	Diversified Manufacturing — 0.2%
3,033,080	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	3,033,080

	Electric — 0.4%
5,469,981	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,429,394

	Entertainment — 0.1%
1,816,000	WMG Acquisition Corp., New Term Loan, 3.750%, 7/01/2020(b)	1,806,357

	Food & Beverage — 0.2%
2,789,980	Dole Food Company, Inc., New Term Loan, 3.753%, 4/01/2020(j)	2,785,990

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Cable — 0.3%
$3,667,808	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	$3,623,941

	Media Non-Cable — 0.4%
4,740,000	Activision Blizzard, Inc., Term Loan B, 9/11/2020(k)	4,732,084

	Metals & Mining — 0.3%
3,650,052	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	3,538,287

	Packaging — 0.3%
3,797,483	Pact Group (USA), Inc., USD Term Loan B, 3.750%, 5/29/2020(b)	3,731,027

	Technology — 0.2%
3,047,324	Alcatel-Lucent USA, Inc., USD Term Loan C, 5.750%, 1/30/2019(b)	3,067,132

	Total Senior Loans (Identified Cost $44,977,179)	44,961,565

Shares
Preferred Stocks — 0.9%
	Banking — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,825,914
532	Ally Financial, Inc., Series G, 7.000%, 144A	508,326

		2,334,240

	Media Cable — 0.7%
8,945,000	NBCUniversal Enterprise, Inc., 5.250%, 144A	8,855,550

	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	256,766

	Total Preferred Stocks (Identified Cost $11,013,801)	11,446,556

Principal Amount (‡)
Short-Term Investments — 3.5%
$391,159	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $391,159 on 10/01/2013 collateralized by $445,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $413,483 including accrued interest (Note 2 of Notes to Financial Statements)	391,159
45,923,204	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $45,923,204 on 10/01/2013 collateralized by $47,555,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $46,841,675 including accrued interest (Note 2 of Notes to Financial Statements)	45,923,204

	Total Short-Term Investments (Identified Cost $46,314,363)	46,314,363

	Total Investments — 102.0% (Identified Cost $1,355,726,449)(a)	1,342,245,997
	Other assets less liabilities — (2.0)%	(25,968,780)

	Net Assets — 100.0%	$1,316,277,217

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized depreciation on investments based on a cost of $1,359,273,876 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,588,039
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(42,615,918)

	Net unrealized depreciation	$(17,027,879)

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Illiquid security. At September 30, 2013, the value of this security amounted to $1,513,625 or 0.1% of net assets.
(h)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of this security amounted to $1,513,625 or 0.1% of net assets.
(i)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2013.
(k)	Position is unsettled. Contract rate was not determined at September 30, 2013 and does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $372,854,407 or 28.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	19.0%
Mortgage Related	10.3
Government Owned – No Guarantee	7.0
Banking	6.1
Wirelines	4.9
Wireless	4.2
Commercial Mortgage-Backed Securities	4.1
Metals & Mining	2.8
Oil Field Services	2.6
Automotive	2.6
Chemicals	2.3
Sovereigns	2.3
Industrial Other	2.0
Non-Captive Diversified	2.0
Other Investments, less than 2% each	26.3
Short-Term Investments	3.5

Total Investments	102.0
Other assets less liabilities	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 84.2% of Net Assets
Non-Convertible Bonds — 72.5%
	ABS Home Equity — 5.9%
$305,578	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.897%, 9/25/2045(b)	$282,761
325,034	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	329,821
272,237	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	272,910
333,664	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.634%, 7/25/2037, 144A(b)	204,451
58,067	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.986%, 2/25/2035(b)	56,995
190,454	Banc of America Mortgage Securities, Inc., Series 2006-B, Class 4A1, 6.420%, 11/20/2046(b)	169,602
157,823	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	159,755
101,657	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	89,464
625,417	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	602,803
318,278	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	211,723
824,741	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.678%, 4/25/2035(b)	572,093
349,304	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.454%, 4/25/2035(b)	275,785
161,330	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	159,226
519,975	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.639%, 11/20/2035(b)	483,352
411,878	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	362,095
97,590	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	99,311
431,378	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.165%, 6/19/2035(b)	423,872
376,232	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.410%, 7/19/2035(b)	340,591
485,565	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.254%, 12/25/2046(b)	239,389
86,681	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.133%, 12/25/2034(b)	74,531
575,000	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.656%, 9/25/2035(b)	559,999
200,721	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	168,940
112,271	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.687%, 3/25/2036(b)	92,920
431,636	JP Morgan Mortgage Trust, Series 2005-S3, Class 1A11, 6.000%, 1/25/2036	375,304
451,908	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.684%, 1/25/2036(b)(c)	310,019
188,872	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	185,594
313,050	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.692%, 3/25/2035(b)	254,003

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$580,243	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.339%, 1/25/2047(b)	$417,503
539,552	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	381,998
118,419	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.852%, 5/25/2036(b)	102,180
477,823	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	372,403
387,622	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	390,431
638,328	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 2.204%, 1/25/2047(b)	563,615
120,511	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.919%, 4/25/2047(b)	107,429
436,336	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.123%, 8/25/2046(b)	271,871

		9,964,739

	ABS Other — 0.4%
350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	349,665
260,819	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	281,764

		631,429

	Aerospace & Defense — 1.2%
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,252,500
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	827,697

		2,080,197

	Airlines — 0.4%
345,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	351,038
6,613	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	6,844
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	210,849
168,101	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	172,085

		740,816

	Automotive — 1.4%
1,805,000	General Motors Co., 4.875%, 10/02/2023, 144A	1,764,387
635,000	General Motors Co., 6.250%, 10/02/2043, 144A	625,475

		2,389,862

	Banking — 2.7%
2,100,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	876,461
375,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	733,655
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	771,702
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	900,359

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(n)	$67,051
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(n)	781,166
250,000	Societe General S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, (EUR)(n)	388,099

		4,518,493

	Building Materials — 1.9%
296,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	300,810
1,280,000	HD Supply, Inc., 7.500%, 7/15/2020, 144A	1,326,400
50,000	Masco Corp., 6.500%, 8/15/2032	49,625
345,000	Masco Corp., 7.750%, 8/01/2029	381,055
1,000,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	867,500
900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	336,947

		3,262,337

	Chemicals — 3.3%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,343,900
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	879,750
601,350	Reichhold Industries, Inc., 9.000% (11.000% PIK), 5/08/2017, 144A(d)(e)	463,040
635,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	649,287
1,600,000	Tronox Finance LLC, 6.375%, 8/15/2020	1,584,000
600,000	U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 5/01/2021, 144A	627,000

		5,546,977

	Collateralized Mortgage Obligations — 0.0%
78,305	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.875%, 1/25/2036(b)	73,614

	Commercial Mortgage-Backed Securities — 1.4%
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	1,652,075
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	125,637
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.760%, 4/12/2049(b)	557,389

		2,335,101

	Consumer Cyclical Services — 0.9%
615,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	581,175
1,095,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	876,000

		1,457,175

	Consumer Products — 1.1%
2,040,000	Visant Corp., 10.000%, 10/01/2017	1,897,200

	Electric — 1.0%
15,993	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	16,872
617,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	624,289
819,294	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(d)	540,734

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$455,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020	$479,457

		1,661,352

	Entertainment — 0.1%
151,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	156,663

	Environmental — 0.2%
255,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	269,025

	Food & Beverage — 0.5%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	643,640
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	237,558

		881,198

	Gaming — 0.5%
740,000	MGM Resorts International, 6.750%, 10/01/2020	777,000

	Healthcare — 2.4%
465,000	DaVita HealthCare Partners, Inc., 5.750%, 8/15/2022	459,769
170,000	HCA, Inc., 7.050%, 12/01/2027	162,775
640,000	HCA, Inc., 7.500%, 12/15/2023	652,800
470,000	HCA, Inc., 7.690%, 6/15/2025	481,163
480,000	HCA, Inc., 8.360%, 4/15/2024	516,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	832,300
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	504,700
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	538,162

		4,147,669

	Home Construction — 4.4%
845,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	887,250
1,200,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A(f)	168,000
1,625,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A(g)	390,000
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	660,000
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	541,250
1,210,000	KB Home, 7.250%, 6/15/2018	1,302,262
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035(h)	2,696,100
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	441,788
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	78,750
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(g)	34,000
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(g)	187,000

		7,386,400

	Independent Energy — 2.6%
1,140,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	815,100
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	117,875
10,000	Halcon Resources Corp., 9.250%, 2/15/2022, 144A	10,400
685,000	Halcon Resources Corp., 9.750%, 7/15/2020	724,387
220,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	215,600
4,400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	704,000
1,000,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	160,000
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	818,100

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$200,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	$198,000
675,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	681,750

		4,445,212

	Local Authorities — 0.8%
1,085,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	1,294,803

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	189,900

	Media Cable — 0.8%
685,000	Nara Cable Funding II Ltd., 8.500%, 3/01/2020, 144A, (EUR)	1,051,808
200,000	Numericable Finance & Co. SCA, 8.750%, 2/15/2019, 144A, (EUR)	305,744

		1,357,552

	Media Non-Cable — 1.3%
335,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	314,062
1,230,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	1,208,475
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	51,875
335,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	346,725
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	242,650

		2,163,787

	Metals & Mining — 4.4%
2,395,000	ArcelorMittal, 7.250%, 3/01/2041	2,191,425
985,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	898,813
495,000	Barrick Gold Corp., 3.850%, 4/01/2022	437,774
515,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	486,675
780,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	612,300
660,000	Inmet Mining Corp., 7.500%, 6/01/2021, 144A	676,500
200,000	Murray Energy Corp., 8.625%, 6/15/2021, 144A	200,500
2,375,000	United States Steel Corp., 6.650%, 6/01/2037	1,941,562

		7,445,549

	Non-Captive Consumer — 2.2%
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	542,700
1,230,000	SLM Corp., 5.500%, 1/25/2023	1,126,171
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	1,151,625
445,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	462,800
445,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	465,025

		3,748,321

	Non-Captive Diversified — 0.7%
65,000	CIT Group, Inc., 5.000%, 8/15/2022	63,538
70,000	CIT Group, Inc., 5.000%, 8/01/2023	67,772
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	612,056
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	444,787

		1,188,153

	Oil Field Services — 1.9%
730,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	706,275

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — continued
$1,745,000	Edgen Murray Corp., 8.750%, 11/01/2020, 144A	$1,771,175
113,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	113,000
655,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	694,300

		3,284,750

	Packaging — 0.4%
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	698,375

	Pharmaceuticals — 1.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,601,600
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	564,450
145,000	VPII Escrow Corp., 6.750%, 8/15/2018, 144A	155,150
70,000	VPII Escrow Corp., 7.500%, 7/15/2021, 144A	75,425

		2,396,625

	Property & Casualty Insurance — 0.5%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	786,983

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	40,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	471,975
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	219,350
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	38,850
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,242,000

		2,012,575

	Sovereigns — 0.8%
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	428,044
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,012,668

		1,440,712

	Supermarkets — 1.0%
205,000	New Albertson’s, Inc., 7.450%, 8/01/2029	164,513
1,135,000	New Albertson’s, Inc., 7.750%, 6/15/2026	925,025
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	673,200

		1,762,738

	Supranational — 0.5%
2,000,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	901,412

	Technology — 3.1%
2,500,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,112,500
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,611,550
450,000	First Data Corp., 10.625%, 6/15/2021, 144A	456,750
960,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	1,010,400

		5,191,200

	Textile — 1.3%
2,605,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,018,875
175,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	178,937

		2,197,812

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.1%
$275,000	APL Ltd., 8.000%, 1/15/2024(e)	$257,180

	Treasuries — 9.3%
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	87,874
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	84,225
395,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	577,126
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	81,162
56,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	493,422
184,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	1,848,821
229,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	2,018,468
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	247,474
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)(h)	3,100,597
850,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	958,198
1,525,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	1,790,768
2,525,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)(h)	3,469,677
20,391,050	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	994,354

		15,752,166

	Wireless — 2.8%
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	429,115
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	252,000
4,501,000	Sprint Capital Corp., 6.875%, 11/15/2028(h)	4,017,142
70,000	Sprint Capital Corp., 8.750%, 3/15/2032	71,138

		4,769,395

	Wirelines — 5.6%
332,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(i)	310,420
2,590,000	CenturyLink, Inc., 7.650%, 3/15/2042	2,305,100
1,145,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,021,912
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	118,300
650,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	686,562
300,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	405,855
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	26,754
735,000	Frontier Communications Corp., 9.000%, 8/15/2031	720,300
605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019	647,350
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	1,100,900
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	417,625
420,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	345,430
85,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	73,008
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	32,521
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	81,815
1,125,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,194,072

		9,487,924

	Total Non-Convertible Bonds (Identified Cost $126,497,719)	122,950,371

Convertible Bonds — 11.7%
	Automotive — 0.6%
530,000	Ford Motor Co., 4.250%, 11/15/2016	1,047,081

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Construction Machinery — 1.5%
$640,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	$930,000
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,607,390

		2,537,390

	Healthcare — 0.2%
255,000	Hologic, Inc., Series 2010, (accretes to principal after 12/15/2016), 2.000%, 12/15/2037(i)	286,875

	Home Construction — 2.1%
565,000	KB Home, 1.375%, 2/01/2019	573,828
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	90,300
530,000	Lennar Corp., 2.750%, 12/15/2020, 144A	898,350
530,000	Lennar Corp., 3.250%, 11/15/2021, 144A	879,800
925,000	Standard Pacific Corp., 1.250%, 8/01/2032	1,141,219

		3,583,497

	Independent Energy — 0.8%
800,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	786,000
550,000	Cobalt International Energy, Inc., 2.625%, 12/01/2019	581,625

		1,367,625

	Metals & Mining — 1.0%
1,235,000	Peabody Energy Corp., 4.750%, 12/15/2066	991,088
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	180,056
440,000	United States Steel Corp., 2.750%, 4/01/2019	487,025

		1,658,169

	Non-Captive Diversified — 0.1%
155,000	Jefferies Group LLC, 3.875%, 11/01/2029	162,459

	Oil Field Services — 0.2%
200,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	258,500

	Pharmaceuticals — 1.0%
315,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	872,156
285,000	Mylan, Inc., 3.750%, 9/15/2015	825,966

		1,698,122

	REITs – Mortgage — 0.6%
310,000	iStar Financial, Inc., 3.000%, 11/15/2016	386,531
630,000	Redwood Trust, Inc., 4.625%, 4/15/2018	663,863

		1,050,394

	Retailers — 0.5%
658,000	priceline.com, Inc., 0.350%, 6/15/2020, 144A	688,844
85,000	priceline.com, Inc., 1.000%, 3/15/2018	109,225

		798,069

	Technology — 3.1%
1,355,000	Ciena Corp., 0.875%, 6/15/2017	1,379,559
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	213,603
390,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	731,006
1,185,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	2,266,313
80,000	SanDisk Corp., 1.500%, 8/15/2017	105,800

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$355,000	Xilinx, Inc., 2.625%, 6/15/2017	$575,988

		5,272,269

	Wirelines — 0.0%
379,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(e)(i)(j)(k)	43,333

	Total Convertible Bonds (Identified Cost $15,905,075)	19,763,783

	Total Bonds and Notes (Identified Cost $142,402,794)	142,714,154

Senior Loans — 1.9%
	Automotive — 0.3%
472,625	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	477,058

	Consumer Products — 0.0%
9,896	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	9,580

	Healthcare — 0.3%
428,925	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	431,777

	Media Non-Cable — 0.1%
264,392	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	204,639

	Oil Field Services — 0.3%
568,257	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	556,608

	Other Utility — 0.2%
30,000	Power Team Services LLC, Delayed Draw Term Loan, 3.250%, 5/06/2020(m)	29,512
234,413	Power Team Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	230,603
95,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	94,763

		354,878

	Wirelines — 0.7%
1,243,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,251,698
25,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	25,605

		1,277,303

	Total Senior Loans (Identified Cost $3,351,594)	3,311,843

Shares
Preferred Stocks — 5.7%
Convertible Preferred Stocks — 3.6%
	Automotive — 1.2%
39,522	General Motors Co., Series B, 4.750%(h)	1,982,028

	Independent Energy — 0.3%
390	Chesapeake Energy Corp., 5.000%	36,231
245	Chesapeake Energy Corp., Series A, 5.750%, 144A	270,265

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Independent Energy — continued
2,521	SandRidge Energy, Inc., 7.000%	$251,470

		557,966

	Metals & Mining — 0.9%
21,500	ArcelorMittal, 6.000%	462,035
54,082	Cliffs Natural Resources, Inc., 7.000%	1,069,201

		1,531,236

	Non-Captive Diversified — 0.1%
94	Bank of America Corp., Series L, 7.250%	101,520

	Pipelines — 0.7%
20,675	El Paso Energy Capital Trust I, 4.750%	1,160,488

	REITs – Diversified — 0.2%
6,611	Weyerhaeuser Co., Series A, 6.375%	350,251

	REITs – Mortgage — 0.2%
8,025	iStar Financial, Inc., Series J, 4.500%	444,425

	Total Convertible Preferred Stocks (Identified Cost $5,757,904)	6,127,914

Non-Convertible Preferred Stocks — 2.1%
	Banking — 1.8%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	2,109,862
965	Ally Financial, Inc., Series G, 7.000%, 144A	922,058

		3,031,920

	Non-Captive Diversified — 0.3%
12,925	iStar Financial, Inc., Series E, 7.875%	305,288
7,500	iStar Financial, Inc., Series F, 7.800%	175,725
550	iStar Financial, Inc., Series G, 7.650%	12,650

		493,663

	Total Non-Convertible Preferred Stocks (Identified Cost $3,279,861)	3,525,583

	Total Preferred Stocks (Identified Cost $9,037,765)	9,653,497

Common Stocks — 2.4%
	Automobiles — 0.5%
53,720	Ford Motor Co.	906,256

	Chemicals — 0.1%
1,087	Ashland, Inc.	100,526

	Diversified Telecommunication Services — 0.0%
68	FairPoint Communications, Inc.(f)	649
593	Hawaiian Telcom Holdco, Inc.(f)	15,774

		16,423

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — 0.7%
17,600	National Fuel Gas Co.	$1,210,176

	Household Durables — 0.5%
46,500	KB Home	837,930

	Oil, Gas & Consumable Fuels — 0.3%
14,882	Kinder Morgan, Inc.	529,353

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	327,319

	Trading Companies & Distributors — 0.1%
2,696	United Rentals, Inc.(f)	157,150

	Total Common Stocks (Identified Cost $2,778,432)	4,085,133

Warrants — 0.1%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(f)(j)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(f)	111,885

	Total Warrants (Identified Cost $29,892)	111,885

Principal Amount (‡)
Short-Term Investments — 4.4%
$14,071	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $14,071 on 10/01/2013 collateralized by $20,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $18,584 including accrued interest (Note 2 of Notes to Financial Statements)	14,071
7,123,593	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $7,123,593 on 10/01/2013 collateralized by $7,090,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $7,267,250 including accrued interest (Note 2 of Notes to Financial Statements)	7,123,593
420,000	U.S. Treasury Bill, 0.071%, 01/30/2014(l)	419,989

	Total Short-Term Investments (Identified Cost $7,557,564)	7,557,653

	Total Investments — 98.7% (Identified Cost $165,158,041)(a)	167,434,165
	Other assets less liabilities — 1.3%	2,144,991

	Net Assets — 100.0%	$169,579,156

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $165,964,509 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,648,394
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,178,738)

	Net unrealized appreciation	$1,469,656

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)

Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer paid out 100% of the interest payments in-kind.

(e)	Illiquid security. At September 30, 2013, the value of these securities amounted to $763,553 or 0.5% of net assets.
(f)	Non-income producing security.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $43,333 or less than 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(l)	A portion of this security has been pledged as initial margin for open futures contracts.
(m)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(n)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $41,394,061 or 24.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2013	Euro	1,530,000	$2,070,009	$42,038
Sell	10/31/2013	Euro	10,230,000	13,840,649	(314,769)

Total					$(272,731)

1 Counterparty is Barclays Bank PLC.

At September 30, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2013	7	$933,625	$(11,224)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	9.3%
Home Construction	6.5
Wirelines	6.3
Metals & Mining	6.3
Technology	6.2
ABS Home Equity	5.9
Banking	4.5
Independent Energy	3.7
Automotive	3.5
Chemicals	3.4
Healthcare	2.9
Wireless	2.8
Pharmaceuticals	2.6
Oil Field Services	2.4
Non-Captive Consumer	2.2
Other Investments, less than 2% each	25.8
Short-Term Investments	4.4

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 97.1% of Net Assets
Non-Convertible Bonds — 96.9%
	Australia — 1.3%
185,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)	$192,212

	Belgium — 3.3%
100,000	Anheuser-Busch InBev NV, EMTN, 1.250%, 3/24/2017, (EUR)	136,330
130,000	Belgium Government Bond, 2.250%, 6/22/2023, (EUR)	170,967
120,000	Belgium Government Bond, 8.000%, 3/28/2015, (EUR)	180,817

		488,114

	Brazil — 1.0%
350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	142,681

	Canada — 2.2%
100,000	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	97,242
90,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)(b)	130,741
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	101,397

		329,380

	Finland — 3.4%
120,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	155,199
220,000	Finland Government Bond, 4.000%, 7/04/2025, 144A, (EUR)(b)	349,590

		504,789

	France — 4.5%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	71,187
100,000	Bouygues S.A., 3.641%, 10/29/2019, (EUR)	146,310
320,000	French Treasury Note BTAN, 1.750%, 2/25/2017, (EUR)	447,761

		665,258

	Germany — 7.5%
275,000	Bundesrepublik Deutschland, 1.750%, 7/04/2022, (EUR)(b)	378,358
30,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	46,177
450,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	694,743

		1,119,278

	Ireland — 1.2%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	182,600

	Italy — 7.1%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	81,052
290,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)(b)	346,997
400,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	571,606
45,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	66,025

		1,065,680

	Japan — 25.0%
80,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	879,007
43,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	439,431

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Japan — continued
78,900,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	$842,618
40,500,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)(b)	436,715
26,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	282,582
76,000,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	850,986

		3,731,339

	Jersey — 1.0%
100,000	Heathrow Funding Ltd., 4.375%, 1/25/2019, (EUR)	148,437

	Korea — 1.4%
1,000,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	161,261
2,300,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	54,436

		215,697

	Luxembourg — 0.3%
50,000	ArcelorMittal, 6.000%, 3/01/2021	51,250

	Malaysia — 1.2%
580,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)	176,588

	Mexico — 3.5%
65,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	523,388

	Netherlands — 3.1%
50,000	BMW Finance NV, 2.375%, 1/24/2023, (EUR)	67,434
55,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)	76,068
135,000	Netherlands Government Bond, 4.500%, 7/15/2017, 144A, (EUR)	207,828
75,000	Volkswagen International Finance NV, EMTN, 1.875%, 5/15/2017, (EUR)	104,061

		455,391

	New Zealand — 0.9%
155,000	New Zealand Government Bond, 6.000%, 4/15/2015, (NZD)	134,437

	Norway — 2.0%
10,000	Eksportfinans ASA, 2.000%, 9/15/2015	9,750
1,590,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	285,464

		295,214

	Philippines — 0.8%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	123,737

	Poland — 2.0%
400,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	132,987
150,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)(b)	171,438

		304,425

	Spain — 2.6%
50,000	Iberdrola Finanzas SAU, EMTN, 6.000%, 7/01/2022, (GBP)	88,130
35,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	41,934
125,000	Spain Government Bond, 4.300%, 10/31/2019, (EUR)	176,480
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	76,797

		383,341

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — 7.1%
90,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	$154,113
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	94,331
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	194,540
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	92,232
100,000	FCE Bank PLC, EMTN, 4.825%, 2/15/2017, (GBP)	175,088
40,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)(b)	66,394
70,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)(b)	128,636
40,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	79,399
40,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)(b)	78,506

		1,063,239

	United States — 14.5%
25,000	Ally Financial, Inc., 3.500%, 7/18/2016	25,250
35,000	Ally Financial, Inc., 4.750%, 9/10/2018	34,844
130,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C, 2.380%, 6/10/2019	129,199
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	137,082
50,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.710%, 8/17/2017, (EUR)(c)	67,313
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	90,834
45,000	Continental Resources, Inc., 4.500%, 4/15/2023	44,156
45,000	HCA, Inc., 8.360%, 4/15/2024	48,375
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)(b)	220,783
50,000	International Lease Finance Corp., 5.875%, 8/15/2022	49,250
45,000	iStar Financial, Inc., 3.875%, 7/01/2016	45,113
50,000	JPMorgan Chase & Co., EMTN, REGS, 3.875%, 9/23/2020, (EUR)	74,470
50,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	68,525
50,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	72,378
15,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	24,389
50,000	Pfizer, Inc., 4.550%, 5/15/2017, (EUR)	76,071
75,000	Sprint Communications, Inc., 6.000%, 11/15/2022	69,000
450,000	U.S. Treasury Note, 0.125%, 7/31/2014	450,105
25,000	U.S. Treasury Note, 0.250%, 11/30/2013(d)	25,008
45,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	45,788
45,000	US Airways Pass Through Trust, Series 2013-1, Class 1A, 3.950%, 5/15/2027	41,625
17,000	Verizon Communications, Inc., 2.500%, 9/15/2016	17,522
24,000	Verizon Communications, Inc., 6.400%, 9/15/2033	26,652
25,000	Verizon Communications, Inc., 6.550%, 9/15/2043	28,223
100,000	Wells Fargo & Co., 4.125%, 11/03/2016, (EUR)	147,640
30,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	30,075
50,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	70,348

		2,160,018

	Total Non-Convertible Bonds (Identified Cost $15,150,432)	14,456,493

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.2%
	United States — 0.2%
$20,000	Intel Corp., 2.950%, 12/15/2035 (Identified Cost $20,907)	$21,650

	Total Bonds and Notes (Identified Cost $15,171,339)	14,478,143

Shares
Preferred Stocks — 0.4%
	United States — 0.4%
449	Dominion Resources, Inc., Series A, 6.125%	23,950
305	Dominion Resources, Inc., Series B, 6.000%	16,302
326	iStar Financial, Inc., Series J, 4.500%	18,054

	Total Preferred Stocks (Identified Cost $54,870)	58,306

Principal Amount (‡)
Short-Term Investments — 1.7%
$259,970	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $ 259,970 on 10/01/2013 collateralized by $265,000 U.S. Treasury Note, 0.375% due 11/15/2015 valued at $265,373 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $259,970)	259,970

	Total Investments — 99.2% (Identified Cost $15,486,179)(a)	14,796,419
	Other assets less liabilities — 0.8%	116,150

	Net Assets — 100.0%	$14,912,569

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized depreciation on investments based on a cost of $15,680,469 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$259,187
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,143,237)

	Net unrealized depreciation	$(884,050)

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(d)	All of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $1,101,624 or 7.4% of net assets.
EMTN	Euro Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/02/2013	Brazilian Real	330,000	$148,897	$1,312
Sell[1]	10/02/2013	Brazilian Real	330,000	148,897	(9,312)
Sell[1]	11/04/2013	Brazilian Real	330,000	147,737	(1,233)
Buy[3]	12/18/2013	Canadian Dollar	515,694	499,685	4,348
Buy[1]	12/18/2013	Euro	215,000	290,921	5,670
Sell[1]	12/23/2013	Philippine Peso	900,000	20,667	181
Buy[2]	12/11/2013	South Korean Won	104,700,000	96,997	2,271
Buy[1]	12/11/2013	South Korean Won	575,000,000	532,693	11,860
Sell[2]	12/11/2013	South Korean Won	104,700,000	96,996	(1,021)
Buy[1]	12/24/2013	Thai Baht	4,300,000	136,793	(1,169)
Sell[1]	12/24/2013	Thai Baht	4,300,000	136,793	(1,743)
Buy[2]	12/17/2013	Turkish Lira	224,000	109,394	(2,149)
Sell[2]	12/17/2013	Turkish Lira	224,000	109,394	190

Total					$9,205

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

At September 30, 2013, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
10/03/2013	Japanese Yen	11,104,440	Thai Baht[2]	3,700,000	$5,308
10/03/2013	Japanese Yen	4,813,984	Singapore Dollar[1]	62,000	445
12/04/2013	Japanese Yen	8,430,870	Malaysian Ringgit[2]	285,000	1,281
12/04/2013	Malaysian Ringgit	905,000	Japanese Yen[2]	26,432,063	(7,525)
10/03/2013	Singapore Dollar	62,000	Japanese Yen[1]	4,874,260	168
12/24/2013	South Korean Won	187,000,000	Japanese Yen[2]	16,958,682	(479)
12/24/2013	South Korean Won	32,000,000	Japanese Yen[2]	2,938,745	292
10/03/2013	Thai Baht	3,700,000	Japanese Yen[2]	11,877,370	2,556

Total					$2,046

1 Counterparty is Barclays Bank PLC.

2 Counterparty is Credit Suisse International.

3 Counterparty is UBS AG.

At September 30, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro BOBL	12/06/2013	5	$841,744	$13,655

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	59.7%
Government Guaranteed	5.9
Banking	4.0
Media Non-Cable	2.4
Automotive	2.4
Wirelines	2.3
Local Authorities	2.2
Sovereigns	2.1
Other Investments, less than 2% each	16.5
Short-Term Investments	1.7

Total Investments	99.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Currency Exposure Summary at September 30, 2013 (Unaudited)

Euro	37.9%
Japanese Yen	25.0
United States Dollar	10.7
British Pound	10.3
Mexican Peso	3.5
Other, less than 2% each	11.8

Total Investments	99.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.7% of Net Assets
	ABS Car Loan — 2.4%
$2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	$2,194,049
910,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	912,724
1,275,000	Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A, 1.210%, 10/15/2020, 144A	1,274,634
1,653,436	First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.470%, 5/15/2018, 144A	1,663,311
787,370	First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.900%, 10/15/2018, 144A	784,372
1,526,885	Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.090%, 2/15/2018, 144A	1,529,136
2,000,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class A3, 1.110%, 12/15/2017	2,003,204
392,110	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	393,171
2,697,462	Tidewater Auto Receivables Trust, Series 2012-AA, Class A2, 1.210%, 8/15/2015, 144A	2,696,992
3,000,000	Tidewater Auto Receivables Trust, Series 2012-AA, Class A3, 1.990%, 4/15/2019, 144A	3,009,462

		16,461,055

	ABS Credit Card — 1.0%
3,220,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.760%, 9/15/2022	3,082,397
3,400,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	3,504,842

		6,587,239

	ABS Home Equity — 0.1%
347,840	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	355,395
230,755	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 6.200%, 1/25/2028(b)	236,703

		592,098

	ABS Other — 0.6%
3,000,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/2019	2,963,874
1,250,000	CCG Receivables Trust, Series 2013-1, Class A2, 1.050%, 8/14/2020, 144A	1,250,029

		4,213,903

	ABS Student Loan — 0.2%
1,332,312	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.780%, 9/20/2022(b)	1,336,443

	Collateralized Mortgage Obligations — 34.3%
209,414	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.740%, 5/15/2023(b)	217,037
138,447	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.890%, 8/15/2023(b)	144,069

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$494,681	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	$554,394
847,785	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.582%, 11/15/2032(b)	848,426
3,804,878	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,074,587
5,851,004	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,174,348
3,631,000	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	4,025,000
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,829,835
6,238,638	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	6,522,383
9,502,333	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	10,416,913
4,014,850	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.733%, 6/15/2048(b)	4,304,376
5,019,863	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.642%, 12/15/2036(b)	5,352,746
390,100	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	406,708
157,734	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 2.120%, 9/25/2022(b)	165,061
131,424	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 2.070%, 4/25/2024(b)	137,385
3,110,293	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	3,263,182
2,323,070	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	2,576,842
5,491,175	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.057%, 8/25/2038(b)	5,449,348
116,870	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 2.140%, 4/25/2023(b)	121,889
2,057,636	FHLMC, 2.715%, 3/01/2038(b)	2,194,478
1,183,924	FHLMC, 2.823%, 12/01/2034(b)	1,261,889
1,628,906	FHLMC, 5.181%, 11/01/2038(b)	1,729,023
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,541,164
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,567,226
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,658,135
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	714,522
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,624,115

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$7,913,251
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	33,444,141
16,343,859	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.529%, 4/25/2019(b)	16,349,089
7,192,381	FNMA, 2.217%, 9/01/2037(b)	7,613,879
1,903,508	FNMA, 2.270%, 9/01/2036(b)	2,017,989
5,222,685	FNMA, 2.314%, 11/01/2033(b)	5,488,912
599,924	FNMA, 2.424%, 8/01/2035(b)	639,230
2,533,024	FNMA, 2.530%, 4/01/2037(b)	2,687,981
5,804,229	FNMA, 2.587%, 7/01/2037(b)	6,200,562
1,141,332	FNMA, 2.596%, 10/01/2033(b)	1,211,082
2,727,553	FNMA, 4.738%, 8/01/2038(b)	2,931,376
857,804	Government National Mortgage Association, Series 1998-19, Class ZB, 6.500%, 7/20/2028	984,356
3,772,942	Government National Mortgage Association, Series 2012-124, Class HT, 7.214%, 7/20/2032(b)	4,354,639
8,322,427	Government National Mortgage Association, Series 2012-H29, Class HF, 0.686%, 10/20/2062(b)	8,264,836
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 4.914%, 8/16/2051(b)	15,008,145
7,988,727	Government National Mortgage Association, Series 2013-H02, Class GF, 0.686%, 12/20/2062(b)	7,939,500
5,108,432	Government National Mortgage Association, Series 2013-H10, Class FA, 0.586%, 3/20/2063(b)	5,044,300
15,330,000	Government National Mortgage Association, Series 2013-H22, Class FT, 0.770%, 4/20/2063(b)	15,279,698
781,103	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.524%, 12/07/2020(b)	781,931
1,603,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,665,052
1,481,910	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.624%, 10/07/2020(b)	1,490,401
5,625,654	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.734%, 12/08/2020(b)	5,653,782
124,116	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.734%, 12/08/2020(b)	125,280

		234,964,493

	Commercial Mortgage-Backed Securities — 15.1%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.793%, 4/10/2049(b)	1,992,361
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	410,837
1,445,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,584,165
3,490,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.282%, 5/15/2030, 144A(b)	3,488,178
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.336%, 12/10/2049(b)	1,675,169
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,537,980

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,139,501	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047	$1,267,811
1,135,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,104,554
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,908,117
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,885,589
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.252%, 2/15/2041(b)	3,398,481
1,000,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.983%, 3/15/2026, 144A(b)	998,187
1,200,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.882%, 12/05/2031, 144A(b)	1,193,591
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,532,300
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,736,242
6,840,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/08/2029, 144A(b)	6,776,894
295,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043	322,368
2,785,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,076,645
5,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,525,930
3,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.962%, 4/15/2030, 144A(b)	3,464,394
1,659,972	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,826,034
3,039,101	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	3,400,298
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,286,259
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,925,949
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,596,010
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2, 3.085%, 8/15/2046	3,758,418
3,485,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.760%, 4/12/2049(b)	3,771,042
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.107%, 6/11/2049(b)	1,680,294
2,622,562	Motel 6 Trust, Series 2012-MTL6, Class A1, 1.500%, 10/05/2025, 144A	2,602,339
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,841,598
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,176,426
1,450,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class A2, 2.900%, 8/15/2046	1,489,701

		103,234,161

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — 19.3%
$2,166,788	FHLMC, 2.204%, 6/01/2037(b)	$2,287,391
6,948,454	FHLMC, 2.211%, 5/01/2037(b)	7,359,092
2,422,734	FHLMC, 2.295%, 4/01/2036(b)	2,566,223
3,960,038	FHLMC, 2.345%, 7/01/2033(b)	4,198,899
2,987,614	FHLMC, 2.378%, 3/01/2036(b)	3,160,814
989,313	FHLMC, 2.385%, 2/01/2035(b)	1,052,005
6,586,699	FHLMC, 2.409%, 2/01/2036(b)	6,989,788
2,087,445	FHLMC, 2.412%, 4/01/2035(b)	2,228,306
3,082,265	FHLMC, 2.424%, 2/01/2036(b)	3,255,138
3,392,060	FHLMC, 2.476%, 11/01/2036(b)	3,613,038
1,125,904	FHLMC, 2.725%, 4/01/2037(b)	1,202,765
3,475,926	FHLMC, 2.741%, 4/01/2037(b)	3,698,677
4,694,932	FHLMC, 2.899%, 9/01/2035(b)	4,955,620
1,414,000	FHLMC, 3.158%, 11/01/2038(b)	1,506,440
545,148	FHLMC, 4.072%, 9/01/2038(b)	574,790
3,357,931	FHLMC, 4.897%, 9/01/2038(b)	3,541,797
308,001	FHLMC, 5.251%, 12/01/2037(b)	331,415
877,930	FHLMC, 5.412%, 3/01/2037(b)	930,964
296,079	FNMA, 1.909%, 2/01/2037(b)	313,787
3,726,162	FNMA, 1.997%, 7/01/2035(b)	3,946,603
1,150,811	FNMA, 2.306%, 9/01/2034(b)	1,222,610
850,818	FNMA, 2.310%, 12/01/2034(b)	899,244
722,330	FNMA, 2.314%, 4/01/2033(b)	765,761
2,633,772	FNMA, 2.330%, 4/01/2034(b)	2,788,703
2,999,421	FNMA, 2.341%, 6/01/2036(b)	3,178,000
4,398,853	FNMA, 2.347%, 8/01/2035(b)	4,619,111
10,073,532	FNMA, 2.356%, 10/01/2034(b)	10,713,673
1,935,981	FNMA, 2.356%, 1/01/2036(b)	2,044,132
7,857,127	FNMA, 2.384%, 4/01/2034(b)	8,348,535
5,401,407	FNMA, 2.405%, 6/01/2037(b)	5,748,506
2,445,719	FNMA, 2.412%, 6/01/2033(b)	2,560,453
1,505,028	FNMA, 2.419%, 8/01/2034(b)	1,619,423
3,435,869	FNMA, 2.492%, 10/01/2033(b)	3,650,779
729,015	FNMA, 2.552%, 8/01/2033(b)	776,990
3,008,531	FNMA, 2.557%, 4/01/2037(b)	3,189,999
685,486	FNMA, 2.647%, 8/01/2036(b)	733,149
6,492,040	FNMA, 2.673%, 3/01/2037(b)	6,895,166
2,080,440	FNMA, 2.679%, 5/01/2035(b)	2,231,455
2,041,883	FNMA, 2.695%, 2/01/2047(b)	2,173,840
3,511,442	FNMA, 3.223%, 6/01/2035(b)	3,725,837
6,587,814	FNMA, 5.754%, 9/01/2037(b)	7,055,779

		132,654,697

	Mortgage Related — 25.5%
9,796,632	FHLMC, 2.388%, 3/01/2037(b)	10,383,060
2,652,998	FHLMC, 2.409%, 9/01/2038(b)	2,813,376
17,269,252	FHLMC, 3.000%, with various maturities from 2026 to 2027(c)	17,862,834
1,637,653	FHLMC, 4.000%, with various maturities from 2024 to 2042(c)	1,721,881

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$1,470,458	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	$1,555,710
692,079	FHLMC, 5.500%, 10/01/2023	746,847
57,207	FHLMC, 6.000%, 11/01/2019	62,483
1,858,391	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	2,076,776
27,574	FHLMC, 7.000%, 2/01/2016	28,648
1,428	FHLMC, 7.500%, with various maturities from 2014 to 2026(c)	1,553
2,460	FHLMC, 8.000%, 9/01/2015	2,568
2,546	FHLMC, 10.000%, 7/01/2019	2,887
40,100	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	44,404
6,923,485	FNMA, 2.343%, 4/01/2037(b)	7,306,213
5,663,088	FNMA, 2.406%, 7/01/2035(b)	5,972,738
9,006,655	FNMA, 3.000%, with various maturities from 2027 to 2042(c)	9,319,943
1,454,195	FNMA, 4.000%, with various maturities in 2019(c)	1,543,031
3,179,126	FNMA, 4.500%, 1/01/2025	3,378,757
4,888,529	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	5,311,842
2,285,579	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	2,478,633
4,256,965	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	4,662,057
679,932	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	759,614
29,447	FNMA, 7.000%, 12/01/2022	29,537
166,863	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	190,894
10,024	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	10,475
5,712,717	GNMA, 1.963%, 2/20/2061(b)	5,936,158
4,801,226	GNMA, 2.085%, 2/20/2063(b)	5,025,577
5,379,142	GNMA, 2.355%, 3/20/2063(b)	5,719,959
3,490,776	GNMA, 2.578%, 2/20/2063(b)	3,725,524
4,856,384	GNMA, 4.479%, 2/20/2062	5,225,867
4,930,852	GNMA, 4.521%, 12/20/2061	5,401,995
2,459,153	GNMA, 4.528%, 3/20/2062	2,700,287
7,368,617	GNMA, 4.532%, 12/20/2062	8,139,972
2,580,427	GNMA, 4.560%, 3/20/2062	2,831,103
12,850,769	GNMA, 4.583%, 11/20/2062	14,184,975
1,522,464	GNMA, 4.599%, 4/20/2063	1,688,607
4,429,947	GNMA, 4.604%, 6/20/2062	4,882,418
1,536,899	GNMA, 4.616%, 8/20/2061	1,686,647
1,993,984	GNMA, 4.639%, 3/20/2062	2,195,476
8,945,554	GNMA, 4.659%, 2/20/2062	9,851,918
2,036,241	GNMA, 4.698%, 7/20/2061	2,235,061
8,817,323	GNMA, 4.700%, with various maturities in 2061(c)	9,685,315
2,000,447	GNMA, 4.717%, 3/20/2061	2,190,039
1,699,625	GNMA, 4.808%, 8/20/2062	1,875,456
969,892	GNMA, 5.167%, 4/20/2061	1,066,326
32,934	GNMA, 6.000%, 12/15/2031	36,848
140,592	GNMA, 6.500%, 5/15/2031	163,942
116,824	GNMA, 7.000%, 10/15/2028	133,130

		174,849,361

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 0.2%
$1,245,000	U.S. Treasury Note, 1.875%, 4/30/2014	$1,257,985

	Total Bonds and Notes (Identified Cost $672,076,077)	676,151,435

Short-Term Investments — 1.7%
11,602,796	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $11,602,796 on 10/01/2013 collateralized by $12,020,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $11,839,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,602,796)	11,602,796

	Total Investments — 100.4% (Identified Cost $683,678,873)(a)	687,754,231
	Other assets less liabilities — (0.4)%	(2,522,236)

	Net Assets — 100.0%	$685,231,995

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $683,694,920 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,636,690
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,577,379)

	Net unrealized appreciation	$4,059,311

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $34,231,463 or 5.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2013 (Unaudited)

Collateralized Mortgage Obligations	34.3%
Mortgage Related	25.5
Hybrid ARMs	19.3
Commercial Mortgage-Backed Securities	15.1
ABS Car Loan	2.4
Other Investments, less than 2% each	2.1
Short-Term Investments	1.7

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities

September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$1,355,726,449	$165,158,041	$15,486,179	$683,678,873
Net unrealized appreciation (depreciation)	(13,480,452)	2,276,124	(689,760)	4,075,358

Investments at value	1,342,245,997	167,434,165	14,796,419	687,754,231
Due from brokers (Note 2)	—	280,000	—	—
Foreign currency at value (identified cost $0, $0, $137,430 and $0)	—	—	136,546	—
Receivable for Fund shares sold	4,448,067	1,051,012	2,544	1,388,652
Receivable from investment adviser (Note 6)	—	—	1,565	—
Receivable for securities sold	12,163	1,095,413	365,175	—
Receivable for delayed delivery securities sold (Note 2)	13,592,669	—	—	—
Dividends and interest receivable	15,672,800	2,404,800	166,886	3,304,959
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	42,038	35,882	—
Tax reclaims receivable	227,999	5,230	—	—
Receivable for variation margin on futures contracts (Note 2)	—	438	1,823	—

TOTAL ASSETS	1,376,199,695	172,313,096	15,506,840	692,447,842

LIABILITIES
Payable for securities purchased	18,347,857	1,531,727	374,452	5,114,484
Payable for delayed delivery securities purchased (Note 2)	33,726,500	—	—	—
Payable for Fund shares redeemed	6,903,081	143,535	84,251	1,125,382
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	314,769	24,631	—
Distributions payable	—	—	—	312,285
Management fees payable (Note 6)	432,911	107,001	—	231,413
Deferred Trustees’ fees (Note 6)	305,053	131,631	54,700	282,234
Administrative fees payable (Note 6)	47,467	6,058	552	24,811
Payable to distributor (Note 6d)	14,206	2,510	158	3,740
Other accounts payable and accrued expenses	145,403	496,709	55,527	121,498

TOTAL LIABILITIES	59,922,478	2,733,940	594,271	7,215,847

NET ASSETS	$1,316,277,217	$169,579,156	$14,912,569	$685,231,995

NET ASSETS CONSIST OF:
Paid-in capital	$1,332,158,662	$158,973,265	$15,467,205	$689,513,173
Undistributed (Distributions in excess of) net investment income	2,382,095	(316,940)	(67,205)	(594,519)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(4,810,603)	8,926,236	174,800	(7,762,017)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(13,452,937)	1,996,595	(662,231)	4,075,358

NET ASSETS	$1,316,277,217	$169,579,156	$14,912,569	$685,231,995

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities (continued)

September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$436,199,023	$45,790,748	$8,982,779	$355,212,046

Shares of beneficial interest	34,310,010	9,965,403	915,338	30,402,246

Net asset value and redemption price per share	$12.71	$4.59	$9.81	$11.68

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.31	$4.81	$10.27	$12.04

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,180,466	$385,262	$—	$5,930,124

Shares of beneficial interest	92,419	83,513	—	508,103

Net asset value and offering price per share	$12.77	$4.61	$—	$11.67

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$232,033,764	$15,232,940	$3,328,363	$71,962,992

Shares of beneficial interest	18,243,181	3,307,859	342,240	6,154,090

Net asset value and offering price per share	$12.72	$4.61	$9.73	$11.69

Class N shares:
Net assets	$19,247,368	$—	$—	$—

Shares of beneficial interest	1,503,208	—	—	—

Net asset value, offering and redemption price per share	$12.80	$—	$—	$—

Class Y shares:
Net assets	$627,616,596	$108,170,206	$2,601,427	$252,126,833

Shares of beneficial interest	49,031,902	23,571,512	264,909	21,512,608

Net asset value, offering and redemption price per share	$12.80	$4.59	$9.82	$11.72

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$64,023,129	$12,810,818	$440,076	$13,737,988
Dividends	201,329	667,117	1,088	—

	64,224,458	13,477,935	441,164	13,737,988

Expenses
Management fees (Note 6)	5,998,038	1,291,330	108,272	2,916,904
Service and distribution fees (Note 6)	4,252,851	346,163	67,566	1,771,210
Administrative fees (Note 6)	695,722	95,200	7,984	307,970
Trustees’ fees and expenses (Note 6)	75,651	33,311	21,856	57,294
Transfer agent fees and expenses (Note 6)	1,242,995	241,445	19,964	476,024
Audit and tax services fees	50,111	49,644	50,363	70,543
Custodian fees and expenses	102,913	53,526	34,815	39,180
Corporate tax expenses (Note 10)	—	—	—	224,327
Legal fees	21,261	2,950	248	29,626
Registration fees	163,740	91,391	46,889	102,867
Shareholder reporting expenses	162,253	36,578	3,566	52,396
Miscellaneous expenses	43,144	16,988	9,838	23,559

Total expenses	12,808,679	2,258,526	371,361	6,071,900
Fee/expense recovery (Note 6)	—	24,894	—	14,643
Less waiver and/or expense reimbursement (Note 6)	(8,278)	—	(159,428)	(19)

Net expenses	12,800,401	2,283,420	211,933	6,086,524

Net investment income	51,424,057	11,194,515	229,231	7,651,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,029,173	10,158,421	235,643	960,423
Futures contracts	—	(1,775)	(5,412)	—
Foreign currency transactions	(24,182)	(435,456)	54,309	—
Net change in unrealized appreciation (depreciation) on:
Investments	(79,720,230)	(6,157,229)	(1,126,244)	(14,157,642)
Futures contracts	—	(11,224)	13,655	—
Foreign currency translations	(12,231)	(28,484)	(10,290)	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(69,727,470)	3,524,253	(838,339)	(13,197,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,303,413)	$14,718,768	$(609,108)	$(5,545,755)

See accompanying notes to financial statements.

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|  70

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$51,424,057	$30,039,229	$11,194,515	$8,987,512
Net realized gain on investments, futures contracts and foreign currency transactions	10,004,991	27,486,451	9,721,190	1,577,793
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(79,732,461)	52,784,145	(6,196,937)	17,666,689

Net increase (decrease) in net assets resulting from operations	(18,303,413)	110,309,825	14,718,768	28,231,994

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(22,049,388)	(13,530,505)	(4,012,237)	(4,924,736)
Class B	(57,416)	(83,437)	(24,416)	(37,943)
Class C	(9,800,300)	(6,193,213)	(826,420)	(960,754)
Class N	(139,775)	—	—	—
Class Y	(32,556,568)	(14,560,785)	(7,718,674)	(4,576,130)
Net realized capital gains
Class A	(7,656,569)	(4,420,850)	(224,929)	(5,086,896)
Class B	(28,613)	(45,406)	(1,686)	(56,566)
Class C	(4,172,024)	(2,475,931)	(52,693)	(1,334,655)
Class Y	(10,215,543)	(2,888,997)	(409,949)	(4,826,965)

Total distributions	(86,676,196)	(44,199,124)	(13,271,004)	(21,804,645)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	28,754,694	804,488,815	(56,084,432)	103,343,166

Net increase (decrease) in net assets	(76,224,915)	870,599,516	(54,636,668)	109,770,515
NET ASSETS
Beginning of the year	1,392,502,132	521,902,616	224,215,824	114,445,309

End of the year	$1,316,277,217	$1,392,502,132	$169,579,156	$224,215,824

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,382,095	$5,332,135	$(316,940)	$437,961

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets (continued)

See accompanying notes to financial statements.

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$229,231	$360,175	$7,651,464	$8,290,284
Net realized gain on investments, futures contracts and foreign currency transactions	284,540	453,943	960,423	4,423,642
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,122,879)	688,866	(14,157,642)	8,386,594

Net increase (decrease) in net assets resulting from operations	(609,108)	1,502,984	(5,545,755)	21,100,520

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(206,411)	(793,528)	(8,021,271)	(7,335,704)
Class B	—	—	(103,744)	(161,039)
Class C	(54,617)	(546,527)	(1,101,044)	(1,216,984)
Class Y	(65,554)	(354,205)	(5,835,575)	(4,276,382)
Net realized capital gains
Class A	(216,225)	(306,969)	(122,270)	(98,584)
Class B	—	—	(2,674)	(3,508)
Class C	(81,575)	(237,383)	(26,374)	(24,502)
Class Y	(62,926)	(116,763)	(83,455)	(43,423)
Paid-in capital
Class A	—	—	(57,173)	—
Class B	—	—	(955)	—
Class C	—	—	(11,573)	—
Class Y	—	—	(40,475)	—

Total distributions	(687,308)	(2,355,375)	(15,406,583)	(13,160,126)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(3,307,652)	(3,913,509)	43,978,695	149,965,713

Net increase (decrease) in net assets	(4,604,068)	(4,765,900)	23,026,357	157,906,107
NET ASSETS
Beginning of the year	19,516,637	24,282,537	662,205,638	504,299,531

End of the year	$14,912,569	$19,516,637	$685,231,995	$662,205,638

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(67,205)	$12,535	$(594,519)	$(549,210)

|  72

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2013	$13.52	$0.44	$(0.51)	$(0.07)	$(0.55)	$(0.19)	$(0.74)
9/30/2012	12.71	0.43	1.07	1.50	(0.50)	(0.19)	(0.69)
9/30/2011	12.75	0.52	0.03 (f)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91	1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)
Class B
9/30/2013	13.57	0.33	(0.50)	(0.17)	(0.44)	(0.19)	(0.63)
9/30/2012	12.75	0.34	1.07	1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.79	0.42	0.03 (f)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)
Class C
9/30/2013	13.53	0.34	(0.51)	(0.17)	(0.45)	(0.19)	(0.64)
9/30/2012	12.71	0.33	1.08	1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.76	0.42	0.02 (f)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)
Class N
9/30/2013*	13.43	0.32	(0.59)	(0.27)	(0.36)	—	(0.36)
Class Y
9/30/2013	13.61	0.47	(0.51)	(0.04)	(0.58)	(0.19)	(0.77)
9/30/2012	12.78	0.46	1.09	1.55	(0.53)	(0.19)	(0.72)
9/30/2011	12.82	0.55	0.03 (f)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$12.71	(0.61)	$436,199	0.79	0.79	3.29	107
13.52	12.18	479,823	0.82	0.82	3.31	78
12.71	4.42	237,759	0.87	0.87	4.07	86
12.75	12.55	214,723	0.90	0.90	4.41	87
11.91	20.07	140,779	0.90	0.97	5.43	102

12.77	(1.32)	1,180	1.54	1.54	2.50	107
13.57	11.38	2,386	1.57	1.57	2.61	78
12.75	3.60	3,092	1.62	1.62	3.32	86
12.79	11.64	4,490	1.65	1.65	3.64	87
11.95	19.19	7,028	1.65	1.72	4.66	102

12.72	(1.36)	232,034	1.54	1.54	2.54	107
13.53	11.46	275,346	1.57	1.57	2.55	78
12.71	3.56	137,836	1.62	1.62	3.32	86
12.76	11.71	123,123	1.65	1.65	3.66	87
11.92	19.20	77,081	1.65	1.72	4.69	102

12.80	(2.02)	19,247	0.44	0.44	3.81	107

12.80	(0.35)	627,617	0.54	0.54	3.54	107
13.61	12.54	634,946	0.58	0.58	3.50	78
12.78	4.65	143,215	0.62	0.62	4.31	86
12.82	12.85	69,322	0.65	0.65	4.66	87
11.97	20.37	34,394	0.65	0.68	5.67	102

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2013	$4.60	$0.24	$0.03	$0.27	$(0.27)	$(0.01)	$(0.28)
9/30/2012	4.46	0.24	0.59	0.83	(0.30)	(0.39)	(0.69)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
Class B
9/30/2013	4.61	0.21	0.03	0.24	(0.23)	(0.01)	(0.24)
9/30/2012	4.47	0.21	0.58	0.79	(0.26)	(0.39)	(0.65)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
Class C
9/30/2013	4.61	0.21	0.04	0.25	(0.24)	(0.01)	(0.25)
9/30/2012	4.47	0.21	0.59	0.80	(0.27)	(0.39)	(0.66)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
Class Y
9/30/2013	4.59	0.25	0.04	0.29	(0.28)	(0.01)	(0.29)
9/30/2012	4.46	0.26	0.57	0.83	(0.31)	(0.39)	(0.70)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.02%, 0.01%, 0.01% and 0.01% for Class A, B, C and Y, respectively.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

75  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$ —		$4.59	6.27	$45,791	1.15	(g)	1.15	(g)	5.11	47
—		4.60	20.90	95,876	1.15		1.19		5.50	34
—		4.46	(3.30)	59,907	1.15	(h)	1.15	(h)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(i)	4.49	15.97	59,944	1.15		1.28		8.82	30

—		4.61	5.66	385	1.90	(g)	1.90	(g)	4.37	47
—		4.61	19.93	560	1.90		1.94		4.79	34
—		4.47	(4.04)	738	1.90	(h)	1.90	(h)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(i)	4.50	15.06	1,569	1.90		2.06		8.32	30

—		4.61	5.46	15,233	1.90	(g)	1.90	(g)	4.36	47
—		4.61	19.96	16,863	1.90		1.94		4.78	34
—		4.47	(4.02)	15,790	1.90	(h)	1.90	(h)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(i)	4.50	15.37	17,827	1.90		2.03		8.09	30

—		4.59	6.56	108,170	0.90	(g)	0.90	(g)	5.37	47
—		4.59	20.93	110,917	0.90		0.95		5.78	34
—		4.46	(2.86)	38,011	0.90	(h)	0.90	(h)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(i)	4.49	16.29	105,713	0.90		0.92		8.32	30

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
9/30/2013	$10.44	$0.14	$(0.41)		$(0.27)	$(0.18)	$(0.18)	$(0.36)
9/30/2012	10.94	0.19	0.62		0.81	(0.94)	(0.37)	(1.31)
9/30/2011	11.17	0.25	0.06	(h)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
Class C
9/30/2013	10.37	0.06	(0.39)		(0.33)	(0.13)	(0.18)	(0.31)
9/30/2012	10.87	0.12	0.61		0.73	(0.86)	(0.37)	(1.23)
9/30/2011	11.11	0.17	0.05	(h)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
Class Y
9/30/2013	10.44	0.16	(0.40)		(0.24)	(0.20)	(0.18)	(0.38)
9/30/2012	10.93	0.21	0.63		0.84	(0.96)	(0.37)	(1.33)
9/30/2011	11.16	0.28	0.06	(h)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective July 1, 2012, the expense limit decreased from 1.10%, 1.85% and 0.85% to 1.05%, 1.80% and 0.80% for Class A, Class C and Class Y shares, respectively.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 1.09%, 1.84% and 0.84% for Class A, Class C and Class Y shares, respectively.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

77  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$ 9.81	(2.62)	$8,983	1.05		1.93	1.39	107
10.44	8.42	11,898	1.09	(f)(g)	1.85	1.83	169
10.94	2.70	10,927	1.10		1.64	2.26	136
11.17	6.66	18,758	1.10		1.49	2.14	128
10.84	20.41	8,479	1.10		2.11	3.29	91

9.73	(3.27)	3,328	1.80		2.68	0.65	107
10.37	7.64	4,355	1.84	(f)(g)	2.61	1.13	169
10.87	1.87	7,503	1.85		2.40	1.52	136
11.11	5.86	6,145	1.85		2.24	1.40	128
10.82	19.58	2,955	1.85		2.93	2.56	91

9.82	(2.34)	2,601	0.80		1.68	1.64	107
10.44	8.68	3,264	0.85	(f)(g)	1.60	2.05	169
10.93	3.06	5,852	0.85		1.36	2.47	136
11.16	6.92	8,908	0.85		1.23	2.41	128
10.82	20.73	13,049	0.85		1.92	3.53	91

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Distributions from paid-in capital (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2013	$12.04	$0.13	$(0.23)	$(0.10)	$(0.26)	$(0.00)	$(0.00)	$(0.26)
9/30/2012	11.87	0.18	0.28	0.46	(0.29)	(0.00)	—	(0.29)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	—	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	—	(0.36)
Class B
9/30/2013	12.03	0.04	(0.23)	(0.19)	(0.17)	(0.00)	(0.00)	(0.17)
9/30/2012	11.86	0.10	0.27	0.37	(0.20)	(0.00)	—	(0.20)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	—	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	—	(0.27)
Class C
9/30/2013	12.05	0.04	(0.23)	(0.19)	(0.17)	(0.00)	(0.00)	(0.17)
9/30/2012	11.88	0.10	0.27	0.37	(0.20)	(0.00)	—	(0.20)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	—	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	—	(0.27)
Class Y
9/30/2013	12.08	0.16	(0.23)	(0.07)	(0.29)	(0.00)	(0.00)	(0.29)
9/30/2012	11.91	0.21	0.28	0.49	(0.32)	(0.00)	—	(0.32)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	—	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	—	(0.39)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes corporate tax expenses of 0.03% for Class A, B, C and Y shares. Without this expense the ratio of net expenses for Class A, B, C and Y shares would have been 0.84%, 1.59%, 1.59% and 0.59%, respectively.

See accompanying notes to financial statements.

79  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$11.68	(0.81)	$355,212	0.87	(g)	0.87	(g)	1.11	39
12.04	3.94	357,870	0.85		0.90		1.54	56
11.87	1.71	293,675	0.85		0.92		1.44	66
12.02	6.03	164,265	0.89		0.97		1.73	89
11.60	9.05	118,619	0.90		0.99		3.10	77

11.67	(1.56)	5,930	1.62	(g)	1.62	(g)	0.34	39
12.03	3.17	8,370	1.60		1.65		0.81	56
11.86	1.04	10,976	1.60		1.68		0.72	66
12.00	5.16	4,049	1.64		1.72		1.00	89
11.59	8.24	4,442	1.65		1.74		2.32	77

11.69	(1.55)	71,963	1.62	(g)	1.62	(g)	0.36	39
12.05	3.17	75,522	1.60		1.65		0.80	56
11.88	0.96	68,776	1.60		1.67		0.68	66
12.03	5.24	75,984	1.64		1.72		0.98	89
11.61	8.24	50,973	1.65		1.74		2.32	77

11.72	(0.56)	252,127	0.62	(g)	0.62	(g)	1.35	39
12.08	4.19	220,444	0.60		0.65		1.77	56
11.91	2.05	130,874	0.60		0.67		1.68	66
12.05	6.20	95,847	0.63		0.71		1.94	89
11.64	9.40	28,004	0.65		0.72		3.42	77

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

September 30, 2013

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2013, Core Plus Bond Fund began offering Class N Shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

81  |

Notes to Financial Statements (continued)

September 30, 2013

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees for Class N). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price.

|  82

Notes to Financial Statements (continued)

September 30, 2013

Credit default swap agreements are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results

83  |

Notes to Financial Statements (continued)

September 30, 2013

of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the

|  84

Notes to Financial Statements (continued)

September 30, 2013

contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are valued daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or

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September 30, 2013

received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

No credit default swaps were held by the Funds during the year ended September 30, 2013.

g.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due from brokers’ balances in the Statements of Asset and Liabilities for High Income Fund represent cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits. Cash pledged as collateral for forward foreign currency contracts is held for the benefit of the counterparty at a third party custodian.

h.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if

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September 30, 2013

applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received, taxable overdistribution and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, dividends payable, trust preferred securities adjustments, contingent payment debt instruments, return of capital distributions received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 were as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Core Plus Bond Fund	$78,998,718	$7,677,478	$—	$86,676,196
High Income Fund	12,581,747	689,257	—	13,271,004
International Bond Fund	523,768	163,540	—	687,308
Limited Term Government and Agency Fund	15,061,634	234,773	110,176	15,406,583

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$38,311,608	$5,887,516	$44,199,124
High Income Fund	12,336,748	9,467,897	21,804,645
International Bond Fund	2,051,571	303,804	2,355,375
Limited Term Government and Agency Fund	12,349,174	810,952	13,160,126

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September 30, 2013

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$2,687,149	$1,913,587	$96,805	$—
Undistributed long-term capital gains	8,484,736	7,747,131	284,970	—

Total undistributed earnings	11,171,885	9,660,718	381,775	—

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	(107,452)
Long-term:
No expiration date	—	—	—	(82,408)
Late year ordinary and post-October capital loss deferrals*	(9,747,912)	—	—	(7,556,110)
Unrealized appreciation (depreciation)	(17,000,364)	1,474,081	(881,711)	4,059,311

Total accumulated earnings (losses)	$(15,576,391)	$11,134,799	$(499,936)	$(3,686,659)

*	Under current tax law, capital losses, foreign currency losses, and losses on contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

j.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are

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Notes to Financial Statements (continued)

September 30, 2013

recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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n.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in

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Notes to Financial Statements (continued)

September 30, 2013

good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$1,787,489	$8,485,775	(b)	$10,273,264
Airlines	—	—	4,343,325	(b)	4,343,325
All Other Non-Convertible Bonds(a)	—	1,223,393,299	—		1,223,393,299

Total Non-Convertible Bonds	—	1,225,180,788	12,829,100		1,238,009,888

Convertible Bonds(a)	—	—	1,513,625	(c)	1,513,625

Total Bonds and Notes	—	1,225,180,788	14,342,725		1,239,523,513

Senior Loans(a)	—	44,961,565	—		44,961,565
Preferred Stocks
Media Cable	—	8,855,550	—		8,855,550
All Other Preferred Stocks(a)	2,591,006	—	—		2,591,006

Total Preferred Stocks	2,591,006	8,855,550	—		11,446,556

Short-Term Investments	—	46,314,363	—		46,314,363

Total	$2,591,006	$1,325,312,266	$14,342,725		$1,342,245,997

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s investment adviser.

A preferred stock valued at $497,669 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2013

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$740,816	(b)	$740,816
All Other Non-Convertible Bonds(a)	—	122,209,555	—		122,209,555

Total Non-Convertible Bonds	—	122,209,555	740,816		122,950,371

Convertible Bonds
Wirelines	—	—	43,333	(c)	43,333
All Other Convertible Bonds(a)	—	19,720,450	—		19,720,450

Total Convertible Bonds	—	19,720,450	43,333		19,763,783

Total Bonds and Notes	—	141,930,005	784,149		142,714,154

Senior Loans(a)	—	3,311,843	—		3,311,843
Preferred Stocks(a)	9,653,497	—	—		9,653,497
Common Stocks(a)	4,085,133	—	—		4,085,133
Warrants(d)	111,885	—	—		111,885
Short-Term Investments	—	7,557,653	—		7,557,653

Total Investments	13,850,515	152,799,501	784,149		167,434,165

Forward Foreign Currency Contracts (unrealized appreciation)	—	42,038	—		42,038

Total	$13,850,515	$152,841,539	$784,149		$167,476,203

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(314,769)	$—		$(314,769)
Futures Contracts (unrealized depreciation)	(11,224)	—	—		(11,224)

Total	$(11,224)	$(314,769)	$—		$(325,993)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s investment adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

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Notes to Financial Statements (continued)

September 30, 2013

A preferred stock valued at $902,727 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$—	$2,118,393	$41,625	(b)	$2,160,018
All Other Non-Convertible Bonds(a)	—	12,296,475	—		12,296,475

Total Non-Convertible Bonds	—	14,414,868	41,625		14,456,493

Convertible Bonds(a)	—	21,650	—		21,650

Total Bonds and Notes	—	14,436,518	41,625		14,478,143

Preferred Stocks(a)	58,306	—	—		58,306
Short-Term Investments	—	259,970	—		259,970

Total Investments	58,306	14,696,488	41,625		14,796,419

Forward Foreign Currency Contracts (unrealized appreciation)	—	35,882	—		35,882
Futures Contracts (unrealized appreciation)	13,655	—	—		13,655

Total	$71,961	$14,732,370	$41,625		$14,845,956

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(24,631)	$—		$(24,631)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2013

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Student Loan	$—	$—	$1,336,443	(b)	$1,336,443
Collateralized Mortgage Obligations	—	196,625,256	38,339,237	(b)	234,964,493
All Other Non-Convertible Bonds(a)	—	439,850,499	—		439,850,499

Total Bonds and Notes	—	636,475,755	39,675,680		676,151,435

Short-Term Investments	—	11,602,796	—		11,602,796

Total	$—	$648,078,551	$39,675,680		$687,754,231

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(115,948)	$8,601,723
Airlines	—	601	476	(210,277)	—
Convertible Bonds
Wirelines	—	3,354	(18)	187,954	2,644,671

Total	$—	$3,955	$458	$(138,271)	$11,246,394

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Notes to Financial Statements (continued)

September 30, 2013

Core Plus Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$8,485,775	$(115,948)
Airlines	(76,878)	4,629,403	—	4,343,325	(210,277)
Convertible Bonds
Wirelines	(1,322,336)	—	—	1,513,625	187,954

Total	$(1,399,214)	$4,629,403	$—	$14,342,725	$(138,271)

Debt securities valued at $4,629,403 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$8,946	$3,517	$(13,324)	$345,000
Transportation Services	234,438	—	—	—	—
Convertible Bonds
Wirelines	—	—	(8)	(6,852)	100,386

Total	$234,438	$8,946	$3,509	$(20,176)	$445,386

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Notes to Financial Statements (continued)

September 30, 2013

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$(16,827)	$413,504	$—	$740,816	$(13,324)
Transportation Services	—	—	(234,438)	—	—
Convertible Bonds
Wirelines	(50,193)	—	—	43,333	(6,852)

Total	$(67,020)	$413,504	$(234,438)	$784,149	$(20,176)

Debt securities valued at $413,504 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $234,438 was transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$(3,375)	$45,000

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Notes to Financial Statements (continued)

September 30, 2013

International Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$41,625	$(3,375)

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$910,501	$—	$—	$—	$—
ABS Student Loan	—	—	—	4,130	—
Collateralized Mortgage Obligations	—	—	(65)	(656,484)	31,068,310
Mortgage Related	1,982,780	—	—	—	—

Total	$2,893,281	$—	$(65)	$(652,354)	$31,068,310

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Notes to Financial Statements (continued)

September 30, 2013

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
ABS Car Loan	$—	$—	$(910,501)	$—	$—
ABS Student Loan	(2,413,414)	3,745,727	—	1,336,443	4,130
Collateralized Mortgage Obligations	(1,241,557)	9,169,033	—	38,339,237	(656,484)
Mortgage Related	—	—	(1,982,780)	—	—

Total	$(3,654,971)	$12,914,760	$(2,893,281)	$39,675,680	$(652,354)

Debt securities valued at $12,914,760 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $2,893,281 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that High Income Fund and International Bond Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain

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Notes to Financial Statements (continued)

September 30, 2013

exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2013, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

High Income Fund and International Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2013, High Income Fund used futures contracts for hedging purposes and International Bond Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$42,038	$—	$42,038

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(314,769)	$—	$(314,769)
Exchange traded/cleared liability derivatives
Interest rate contracts	—	(11,224)	(11,224)

Total liability derivatives	$(314,769)	$(11,224)	$(325,993)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for High Income Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(1,775)	$—
Foreign exchange contracts	—	(1,753,937)

Total	$(1,775)	$(1,753,937)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(11,224)	$—
Foreign exchange contracts	—	(29,497)

Total	$(11,224)	$(29,497)

[2]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$35,882	$—	$35,882
Exchange traded/cleared asset derivatives
Interest rate contracts	—	13,655	13,655

Total asset derivatives	$35,882	$13,655	$49,537

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(24,631)	$—	$(24,631)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(5,412)	$—
Foreign exchange contracts	—	56,806

Total	$(5,412)	$56,806

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$13,655	$—
Foreign exchange contracts	—	(5,153)

Total	$13,655	$(5,153)

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. As of September 30, 2013, the fair

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value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
High Income Fund	Barclays Bank PLC	$(272,731)	$280,000

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized for over-the-counter derivatives; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties for initial/variation margin or as collateral may be subject to bankruptcy court proceedings. Based on balances reflected on each Fund’s Statements of Assets and Liabilities, including cash and/or securities held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of September 30, 2013:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$342,476	$300,438
International Bond Fund	62,713	38,082

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The volume of forwards foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2013:

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	6.55%	0.07%
Highest Notional Amount Outstanding	11.53%	0.57%
Lowest Notional Amount Outstanding	2.76%	0.00%
Notional Amount Outstanding as of September 30, 2013	9.38%	0.55%

International Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	21.07%	3.19%
Highest Notional Amount Outstanding	40.96%	5.64%
Lowest Notional Amount Outstanding	12.10%	0.00%
Notional Amount Outstanding as of September 30, 2013	28.62%	5.64%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$774,038,966	$904,148,417	$900,757,676	$736,531,783
High Income Fund	2,248,929	8,271,472	91,838,487	127,974,815
International Bond Fund	2,061,085	2,076,468	16,368,287	19,566,636
Limited Term Government and Agency Fund	141,528,552	160,040,072	209,196,017	96,777,820

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September 30, 2013

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Prior to July 1, 2013, Core Plus Bond Fund and Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

Prior to July 1, 2013, Core Plus Bond Fund paid an advisory administration fee at the following annual rates calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

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September 30, 2013

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from July 1, 2013 to September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.15%	1.90%	1.90%	—	0.90%
International Bond Fund	1.05%	—	1.80%	—	0.80%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Prior to July 1, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.60%	0.65%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	—	0.60%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed

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Notes to Financial Statements (continued)

September 30, 2013

fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$2,999,019	$—	$2,999,019	0.191%	0.191%
High Income Fund	1,291,330	—	1,291,330	0.600%	0.600%
International Bond Fund	108,272	108,272	—	0.600%	—
Limited Term Government and Agency Fund	2,916,904	19	2,916,885	0.419%	0.419%

[1]	Management fee waivers are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$ 2,999,019	0.191%

For the year ended September 30, 2013, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Core Plus Bond Fund	$8,278
International Bond Fund	51,156

[2]	Expense reimbursements are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
High Income Fund	$24,894
Limited Term Government and Agency Fund	14,643

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Notes to Financial Statements (continued)

September 30, 2013

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$1,332,309	$4,382	$725,754	$13,144	$2,177,262
High Income Fund	175,735	1,238	41,369	3,713	124,108
International Bond Fund	27,324	—	10,060	—	30,182
Limited Term Government and Agency Fund	924,843	18,265	193,327	54,795	579,980

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Notes to Financial Statements (continued)

September 30, 2013

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$695,722
High Income Fund	95,200
International Bond Fund	7,984
Limited Term Government and Agency Fund	307,970

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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Notes to Financial Statements (continued)

September 30, 2013

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$1,111,873
High Income Fund	184,093
International Bond Fund	14,349
Limited Term Government and Agency Fund	265,038

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$14,206
High Income Fund	2,510
International Bond Fund	158
Limited Term Government and Agency Fund	3,740

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2013 were as follows:

Fund	Commissions
Core Plus Bond Fund	$818,877
High Income Fund	154,433
International Bond Fund	5,540
Limited Term Government and Agency Fund	307,788

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000

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Notes to Financial Statements (continued)

September 30, 2013

for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2013, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.14%
International Bond Fund	1.45%
Limited Term Government and Agency Fund	0.10%

Investment activities of affiliated shareholders could have material impacts on the Funds.

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7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from February 1, 2013 through September 30, 2013, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses:

Class N
Transfer Agent Fees and Expenses	$29

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Corporate Tax Expense.  Loomis Sayles Limited Term Government and Agency Fund paid federal corporate income taxes in the amount of $224,327 on undistributed net long-term capital gains as of September 30, 2012.

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11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2013, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	—	—	0.14%	0.14%
High Income Fund	1	8.53%	0.00%	8.53%
International Bond Fund	1	12.71%	1.45%	14.16%
Limited Term Government and Agency Fund	1	6.20%	0.10%	6.30%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,400,679	$312,055,029	27,370,858	$355,172,674
Issued in connection with the reinvestment of distributions	1,815,759	23,994,065	1,087,023	14,031,796
Redeemed	(26,393,734)	(344,871,782)	(11,683,801)	(151,134,746)

Net change	(1,177,296)	$(8,822,688)	16,774,080	$218,069,724

Class B
Issued from the sale of shares	3,363	$45,726	18,163	$232,753
Issued in connection with the reinvestment of distributions	5,269	70,185	8,025	103,306
Redeemed	(92,007)	(1,231,008)	(92,873)	(1,209,379)

Net change	(83,375)	$(1,115,097)	(66,685)	$(873,320)

Class C
Issued from the sale of shares	8,354,865	$111,674,557	11,681,836	$152,094,275
Issued in connection with the reinvestment of distributions	591,854	7,828,050	326,978	4,220,534
Redeemed	(11,061,448)	(144,010,707)	(2,493,106)	(32,473,101)

Net change	(2,114,729)	$(24,508,100)	9,515,708	$123,841,708

Class N*
Issued from the sale of shares	1,567,247	$19,814,495	—	$—
Issued in connection with the reinvestment of distributions	10,969	139,775	—	—
Redeemed	(75,008)	(954,522)	—	—

Net change	1,503,208	$18,999,748	—	$—

Class Y
Issued from the sale of shares	45,112,822	$603,948,919	44,233,390	$579,833,966
Issued in connection with the reinvestment of distributions	2,320,259	30,841,104	884,004	11,568,457
Redeemed	(45,057,119)	(590,589,192)	(9,666,030)	(127,951,720)

Net change	2,375,962	$44,200,831	35,451,364	$463,450,703

Increase (decrease) from capital share transactions	503,770	$28,754,694	61,674,467	$804,488,815

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

113  |

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,989,606	$23,721,653	21,107,989	$93,628,788
Issued in connection with the reinvestment of distributions	812,256	3,817,055	2,189,836	9,162,829
Redeemed	(16,692,970)	(78,579,586)	(15,882,475)	(70,067,314)

Net change	(10,891,108)	$(51,040,878)	7,415,350	$32,724,303

Class B
Issued from the sale of shares	11,352	$52,895	5,673	$24,777
Issued in connection with the reinvestment of distributions	4,586	21,581	19,672	81,687
Redeemed	(53,925)	(252,094)	(68,910)	(305,756)

Net change	(37,987)	$(177,618)	(43,565)	$(199,292)

Class C
Issued from the sale of shares	702,239	$3,347,581	805,879	$3,533,514
Issued in connection with the reinvestment of distributions	150,549	707,094	421,300	1,752,724
Redeemed	(1,205,196)	(5,689,434)	(1,101,851)	(4,859,465)

Net change	(352,408)	$(1,634,759)	125,328	$426,773

Class Y
Issued from the sale of shares	17,170,028	$80,940,800	27,436,571	$123,173,948
Issued in connection with the reinvestment of distributions	1,311,917	6,160,472	1,416,350	5,940,281
Redeemed	(19,061,214)	(90,332,449)	(13,232,329)	(58,722,847)

Net change	(579,269)	$(3,231,177)	15,620,592	$70,391,382

Increase (decrease) from capital share transactions	(11,860,772)	$(56,084,432)	23,117,705	$103,343,166

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Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	418,554	$4,190,166	550,775	$5,589,441
Issued in connection with the reinvestment of distributions	31,172	316,920	89,124	883,291
Redeemed	(673,797)	(6,649,849)	(499,605)	(5,230,159)

Net change	(224,071)	$(2,142,763)	140,294	$1,242,573

Class C
Issued from the sale of shares	108,173	$1,088,309	119,315	$1,209,211
Issued in connection with the reinvestment of distributions	9,072	91,839	46,134	453,165
Redeemed	(194,937)	(1,913,707)	(435,796)	(4,443,773)

Net change	(77,692)	$(733,559)	(270,347)	$(2,781,397)

Class Y
Issued from the sale of shares	152,390	$1,539,901	611,695	$6,195,469
Issued in connection with the reinvestment of distributions	5,073	51,430	19,724	195,522
Redeemed	(205,113)	(2,022,661)	(854,117)	(8,765,676)

Net change	(47,650)	$(431,330)	(222,698)	$(2,374,685)

Increase (decrease) from capital share transactions	(349,413)	$(3,307,652)	(352,751)	$(3,913,509)

115  |

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,850,713	$153,126,484	15,612,122	$186,297,906
Issued in connection with the reinvestment of distributions	561,467	6,662,144	513,246	6,128,335
Redeemed	(12,732,399)	(151,248,094)	(11,137,817)	(132,584,098)

Net change	679,781	$8,540,534	4,987,551	$59,842,143

Class B
Issued from the sale of shares	57,224	$682,522	67,643	$803,090
Issued in connection with the reinvestment of distributions	8,642	102,565	12,997	154,932
Redeemed	(253,623)	(3,009,576)	(310,167)	(3,693,689)

Net change	(187,757)	$(2,224,489)	(229,527)	$(2,735,667)

Class C
Issued from the sale of shares	2,982,402	$35,505,345	2,463,981	$29,387,942
Issued in connection with the reinvestment of distributions	58,167	690,850	59,828	714,780
Redeemed	(3,153,586)	(37,432,038)	(2,044,375)	(24,403,572)

Net change	(113,017)	$(1,235,843)	479,434	$5,699,150

Class Y
Issued from the sale of shares	19,772,954	$235,387,316	19,006,051	$227,577,207
Issued in connection with the reinvestment of distributions	321,692	3,829,024	205,462	2,463,226
Redeemed	(16,833,635)	(200,317,847)	(11,948,359)	(142,880,346)

Net change	3,261,011	$38,898,493	7,263,154	$87,160,087

Increase (decrease) from capital share transactions	3,640,018	$43,978,695	12,500,612	$149,965,713

|  116

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

117  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.28%
High income	3.48%
International Bond	0.10%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$7,677,478
High Income	689,257
International Bond	163,540
Limited Term Government and Agency	234,773

Qualified Dividend Income.  For the fiscal year ended September 30, 2013 the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
International Bond

|  118

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  122

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

123  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  124

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

125  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Loomis Sayles Core Plus Bond Fund	$40,473	$41,080	$126	$257	$7,560	$7,673	$—	$—

1.	Audit-related fees consist of:

2012 & 2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2012 & 2013 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $7,686 and $7,930, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Control Affiliates	$—	$—	$6,838	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/11- 9/30/12	10/1/12- 9/30/13
Control Affiliates	$87,658	$73,039

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)(3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: November 21, 2013

By:	/s/ Michael C. Kardok
Name: Michael C. Kardok
Title: Treasurer
Date: November 21, 2013